PROSPECTUS
                             SUMMIT HIGH YIELD FUND

                            HIGH YIELD SHARES CLASS


      SUMMIT INVESTMENT TRUST - 3435 STELZER ROAD - COLUMBUS, OHIO 43219 -
                                 1-800-272-3442

    Summit Investment Trust (the "Trust") is organized as an open-end, management investment company (a mutual fund). The Trust is authorized to provide a range of investment objectives through a series of separate investment portfolios or funds. This prospectus relates to the High Yield Shares class ("Shares") of the SUMMIT HIGH YIELD FUND (the "Fund"), a diversified investment portfolio of the Trust. The Fund also offers, by means of a separate prospectus, an institutional class of shares. The Fund is the only portfolio OF THE TRUST currently available.


                               FACTS AT A GLANCE
INVESTMENT OBJECTIVES:
    High current income with capital appreciation a secondary goal. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.

STRATEGY:
    Investing primarily in lower-quality, intermediate to long-term corporate bonds, often called "high yield" or "junk" bonds. The portfolio will be actively managed to take advantage of relative values of various issuers and industry sectors of the high yield market. Emphasis will be given to issuers and sectors whose credit fundamentals and technical trading factors provide attractive risk reward characteristics.

RISKS OF JUNK BONDS:
    The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds, that entail greater risks, including default risks, than those found in higher-rated securities. The Fund may also invest in lower-rated foreign debt securities that entail special additional risks. Investors should carefully consider these risks before investing. See "Risk Factors," "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. An investment in the Fund should be considered speculative.

INVESTOR PROFILE:
    A risk-oriented investor seeking the highest level of current income, paid monthly, who is willing to accept the possibility of significant fluctuations in principal value. The Fund should represent only a portion of such an investor's overall investment program, not the only investment. When sold, Fund shares may be worth more or less than when purchased.

FEES AND CHARGES:
    Shares are offered to the public at their net asset value plus a front end sales charge of 4.50%, reduced on investments of $100,000 or more, subject to certain discounts and exceptions. The Fund pays various advisory, service and distribution fees.

INVESTMENT ADVISER/FUND ADMINISTRATOR:
    First Summit Capital Management ("FSCM" or the "Adviser") is the investment adviser to the Fund. The Administrator of the Fund is BISYS Fund Services, Limited Partnership ("BISYS Fund Services" or the "Administrator").
                            ------------------------

    Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the
Fund involves investment risk, including the possible loss of principal.
                            ------------------------


    This prospectus sets forth information you should know before making an investment decision. You should read this prospectus and keep it for future reference. A Combined Statement of Additional Information about the Fund, dated October 1, 1996, AS SUPPLEMENTED ON OCTOBER 31, 1996, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. To obtain a free copy, write the Trust at the above address or call 1-800-272-3442.



    The Fund also offers an additional class of shares, the Institutional Service Shares, which is designed for purchase by institutional investors. A prospectus for the Institutional Service Shares class can be obtained by writing to BISYS Fund Services at the above address or by calling the above telephone number.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 The date of this prospectus is October 1, 1996, AS SUPPLEMENTED ON OCTOBER 31,
                                     1996.

                        RISK FACTORS -- SPECIAL SUMMARY

     Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, medium and lower-quality, fixed income securities. Investors should carefully consider these risks before investing.

SPECIAL RISKS OF INVESTING IN "JUNK BONDS"

     The Fund may invest up to 100% of its assets in lower-rated or "junk" bonds that entail greater risks, including default risks, than those found in higher-rated securities. The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities known as "junk bonds":

     YOUTH AND GROWTH OF THE LOWER-RATED DEBT SECURITIES MARKET. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional funding, than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     LIQUIDITY AND VALUATION. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Non-rated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make non-rated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees (the "Trustees") believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     TAXATION. Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

     PAYMENT EXPECTATIONS. High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower-yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

     LEGISLATIVE PROPOSALS. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds. For example, congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings banks from investing in high yield securities. Regulatory actions have also effected the high yield market. For example, many insurance companies have restricted or eliminated their purchases of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued and could make it more difficult for the Fund to attain its investment objectives.

OTHER RISKS

     The Fund may invest in derivative securities, such as mortgage-backed and asset-backed securities and options and futures contracts. For risks relating to investing in foreign securities and futures contracts and options, see "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus, and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. Risks associated with certain investment policies are discussed in the prospectus under the caption "Investment Policies, Practices and Risks." The Fund and the Adviser were organized in 1994.

                     1.   ABOUT THE SUMMIT HIGH YIELD FUND

                      TRANSACTION COSTS AND FUND EXPENSES

     Shares are sold subject to a sales charge, Rule 12b-1 distribution fees and the other expenses of the Fund's operation as set forth in the following table:

                                   FEE TABLE

HIGH YIELD SHARES CLASS TRANSACTION EXPENSES

          Maximum Sales Load Imposed on Purchases (as a percentage of
            offering price).................................................   4.50%
          Maximum Sales Load Imposed on Reinvested Dividends (as a
            percentage of offering price)...................................   None
          Redemption Fees (as a percentage of amount redeemed, if
            applicable).....................................................   None
          Exchange Fee......................................................   None

ANNUAL HIGH YIELD SHARES CLASS OPERATING EXPENSES
(As percentage of average net assets)

          Management Fees...................................................   0.35%1
          12b-1 Fees........................................................   0.25%
          Other Administrative and Servicing Costs..........................   1.00%
          Total High Yield Shares Operating Expenses........................   1.60%

---------------

1 This fee may vary between 0.35% and 1.15%; however, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%. (See "Management of the Trust and the Fund -- The Advisory Fee.")

     The foregoing Fee Table should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. "High Yield Shares Class Transaction Costs" shows what you pay as direct costs in buying Shares in the Fund. Because a portion of the 12b-1 fees is considered an asset-based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. "Annual High Yield Shares Class Operating Expenses" provides an estimate of how much it will cost to operate the Shares for a year. These are costs paid indirectly by holders of the Shares because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made.

EXAMPLE:

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming a 5% annual return whether or
  not redeemed at the end of each time period:........   $ 61        $93        $ 128        $226

     The Example should not be considered a representation of past or future expenses. Actual Fund expenses may be higher or lower than those shown.

The "Annual High Yield Shares Operating Expenses" set forth above are:


     -- MANAGEMENT FEE: the percent of Fund assets paid to the Fund's investment adviser; this fee is a performance fee which is based on the performance of the Fund in relation to the change in the Salomon Brothers High Yield Market Index; the fee may be as high as 1.15% or as low as .35% annually; for the fiscal year ended May 31, 1996, the Fund paid a management fee of 0.27%; absent waivers the Fund would have paid a management fee of 0.87%.


     -- MARKETING OR DISTRIBUTION FEES: an annual charge ("12b-1 Fee") to existing shareholders to defray the cost of selling Shares to new shareholders; and

     -- "OTHER" ADMINISTRATIVE EXPENSES: primarily the administration of the Fund, the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and custodial services.

     For further details on Fund expenses, see "Management of the Trust and the Fund -- The Advisory Fee," "Management of the Trust and the Fund -- The Sub-Advisory Fee," "Management-Related Services" and "Distribution Expenses."

                              FINANCIAL HIGHLIGHTS

                             SUMMIT HIGH YIELD FUND

 For a share of the High Yield Shares class outstanding throughout each period.



                                                                       HIGH YIELD
                                                                         SHARES          FOR THE
                                                                       ----------      PERIOD FROM
                                                                          YEAR          JUNE 27,
                                                                         ENDED         1994 TO MAY
                                                                        MAY 31,            31,
                                                                          1996           1995(A)
                                                                       ----------     -------------
Net Asset Value, Beginning of Period...............................     $  10.11         $ 10.00
                                                                        --------         -------
INVESTMENT ACTIVITIES:
  Net investment income............................................         1.01            0.83
  Net realized and unrealized gains (losses) on investments........         0.95            0.11
                                                                        --------         -------
          Total from Investment Activities.........................         1.96            0.94
                                                                        --------         -------
DISTRIBUTIONS:
  Net investment income............................................        (1.01)          (0.83)
  Net realized gains...............................................        (0.01)             --
                                                                        --------         -------
          Total Distributions......................................        (1.02)          (0.83)
                                                                        --------         -------
Net Asset Value, End of period.....................................     $  11.05         $ 10.11
                                                                        ========         =======
Total Return (excludes sales charges)..............................        20.34%           9.97% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)................................     $ 28,628         $27,676
  Ratio of expenses to average net assets..........................         1.60%           1.56% (c)
  Ratio of net investment income to average net assets.............         9.42%           9.13% (c)
  Ratio of expenses to average net assets*.........................         2.24%           1.61% (c)
  Ratio of net investment income to average net assets*............         8.78%           9.08% (c)
  Portfolio turnover...............................................       187.61%         158.36%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

     (a)  Period from commencement of operations.

     (b)  Not annualized.

     (c)  Annualized.

                  FUND AND MARKET CHARACTERISTICS/RISK FACTORS

WHAT IS A HIGH YIELD OR "JUNK" BOND?

     A bond that is rated "Ba" or lower by Moody's, "BB" or lower by Standard & Poor's, or comparably rated by another rating agency ("NRSRO") (or an unrated bond of similar quality), because it is believed to represent greater risk of default than more creditworthy bonds -- hence the term "junk bond." (Default is the failure to make timely interest or principal payments.) To compensate an investor for this risk, these bonds must offer high yields. The market for high risk, high yield debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An investment in the Fund is more speculative than investment in a fund investing only in higher-rated debt securities.

     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

WHO ISSUES HIGH YIELD BONDS?

     Typically, corporations in one of several categories: small and medium-size companies that lack the history or capital strength to merit "investment-grade" status; former blue-chip companies that have been downgraded due to financial difficulties; companies electing to borrow heavily to finance (or avoid) a takeover or buyout; and highly indebted ("leveraged") companies seeking to refinance their debt at lower rates. With high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer, circumstances that might increase the expense of the Fund in seeking recovery from such an issuer.

DOES THE FUND INVEST ONLY IN HIGH YIELD BONDS?

     No, but such bonds will generally represent a significant portion of the Fund's assets. The portfolio may also include loan participations, convertible securities -- preferred stocks and bonds which may be converted at some future point into common stock -- and substantial holdings of foreign securities. When, in the opinion of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may place all or a portion of its assets in high grade, fixed-income securities, short-term debt obligations or cash.

WHY SHOULD THE INVESTOR IN THIS FUND BE PREPARED FOR GREATER PRICE SWINGS THAN IN HIGH QUALITY BOND FUNDS?

For two main reasons:

     Greater credit risk. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession or an increase in interest rates, that might impair their ability to make timely interest and principal payments and thus adversely affect the value of their securities held by the Fund. As a result, the Fund will rely heavily on proprietary credit research and experienced portfolio management when selecting investments. (See "Management of the Trust and the Fund -- Portfolio Managers.")

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher quality bonds, meaning that there may be no public market or only inactive trading markets for some of the securities in which the Fund invests. Large purchases or sales of certain issues may thus cause significant changes in their prices, and the Fund may be required to retain certain investments for indefinite periods or sell them at substantial losses. A lack of liquidity or low trading volume also means that judgement may play a significant role in valuing the securities.

HOW MIGHT INTEREST RATES AND THE FUND'S AVERAGE MATURITY AFFECT ITS PRICE?

     The Fund's average maturity (expected to be in the 5 to 10-year range, although it may vary if market conditions warrant) makes its share price more sensitive to broad changes in interest rate movements than shorter-term bond funds. In comparison to higher quality bond funds having a similar average maturity, the Fund's share price is likely to be more sensitive to credit conditions and somewhat less sensitive to interest rate changes.

HOW DO SHARE PRICE CHANGES AFFECT OVERALL RETURN?

     Your total return for any given period has two parts:

     Income, which will always be positive, and

     Change in share price, which can be positive or negative. If the Fund's income return was 10% during a year, for example, and the price declined 15%, your total return would be approximately -5%. A price increase of 5% would have given you a return of approximately 15%. Always remember that the Fund's yield does not indicate its total return. (Also see "Understanding Performance Information.")

HOW DOES THE FUND ADDRESS THE SPECIAL RISKS OF HIGH YIELD BOND INVESTING?

     The Fund employs a number of approaches which may mitigate, but cannot eliminate, risk: (1) thorough credit research; (2) technical analysis of trading and ownership patterns of targeted securities; (3) extensive diversification, intended to limit the Fund's exposure to any one industry, issuer or category of issuer or security; and (4) detailed analysis of contractual obligations to lenders relating to specific securities.

                 2.   INVESTMENT POLICIES, PRACTICES AND RISKS

     This section takes a detailed look at the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Certain FUNDAMENTAL POLICIES and current OPERATING POLICIES of the Fund are noted where applicable. The Fund's FUNDAMENTAL POLICIES (as with its investment objectives stated on page 1) may not be changed without shareholder approval. Such approval requires a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares. The Fund's OPERATING POLICIES can be changed by the Trustees without shareholder approval. Unless otherwise specified, the investment program and restrictions of the Fund are not fundamental policies.

     The Fund's investment program is subject to further restrictions and risks described in the Fund's Combined Statement of Additional Information. Certain of those restrictions are fundamental policies. Reference should be made to the discussion under "Investment Restrictions" in the Combined Statement of Additional Information.

                         TYPES OF PORTFOLIO SECURITIES

     As an operating policy, the Fund seeks to meet its investment objectives of high income and, secondarily, capital appreciation by investing its assets in a widely diversified portfolio consisting primarily of high yield bonds, loan participations, convertible securities and preferred stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield securities. These and the other securities the Fund may purchase are described below. The Fund is allowed to buy securities on a when-issued basis.

          FUNDAMENTAL POLICY: The Fund will not purchase securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, it would own more than 10% of the outstanding voting securities of any issuer or have more than 5% of its total assets invested in the securities of a single issuer, except that up to 25% of the Fund's total assets may be invested without regard to these restrictions.

DEBT SECURITIES.

     BONDS. A bond is an interest-bearing debt security issued by a corporation or governmental unit. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     While the bond's annual interest income, established by the coupon rate, may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions. Therefore, bond prices usually rise when interest rates fall, and vice versa. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

     Bonds may be secured (backed by specified collateral) or unsecured (backed by the issuer's general creditworthiness). Most high yield "junk" bonds are unsecured.

     Bond Ratings and High Yield Bonds. Larger bond issues are evaluated by NRSROs such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. Other things being equal, lower-rated bonds have higher yields due to greater risk. "High yield" or "junk" bonds are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's.

     The table below shows the weighted average of the ratings of the bonds in the Fund's portfolio during the fiscal year ended May 31, 1996. The credit rating categories are those provided by Standard & Poor's. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated but which the Adviser has judged to be comparable in quality to the corresponding rated bonds.

                                                          AS A PERCENTAGE OF TOTAL
                                                       MARKET VALUE OF BOND HOLDINGS
                                                       ------------------------------
          CREDIT RATING                                RATED     NOT RATED     TOTAL
          -------------                                -----     ---------     ------
          BB.........................................   7.02%       0.00%        7.02%
          B..........................................  78.55%       0.00%       78.55%
          CC & CCC...................................  12.63%       1.80%       14.43%
                                                       -----        ----       ------
                                                       98.20%       1.80%      100.00%
                                                       =====        ====       ======

     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

     Some specific types of bonds the Fund may hold from time to time are set forth below. For additional information with respect to certain of these instruments, reference should be made to the Combined Statement of Additional Information.

     MORTGAGE-BACKED OR ASSET-BACKED SECURITIES. The Fund may invest up to 10% of its total assets in both mortgage-backed securities and asset-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Asset-backed securities, which may be classified either as pass-through certificates or collateralized obligations, represent fractional interests in pools of secured or unsecured assets. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. The issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, for mortgage-backed or asset-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund. The Fund may invest in asset-backed securities that are either pass-through certificates or collateralized obligations. Such securities may be of short duration, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated. It is anticipated that asset-backed securities other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with the Fund's investment objectives and policies.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND STRIPPED MORTGAGE-BACKED SECURITIES. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. CMOs generally are issued in multiple classes. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As part of the process of creating more predictable cash flows on some of the tranches, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. The Fund may invest in these subordinated, higher-yielding tranches which take the risk of default first. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

     Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed instruments to create two classes of securities. One class receives interest-only payments ("IOs") and one principal payments ("POs"). CMOs, IOs, and POs are acutely sensitive to interest rate changes and the rate of principal prepayments on the underlying mortgages serving as collateral. For example, declining interest rates may result in prepayments and thus termination of a stream of IO interest payments, in which event the Fund may fail to recoup its investment. Moreover, the proceeds of prepayments may have to be reinvested at the lower interest rates. IOs, POs, and certain CMOs are very volatile in price and may have reduced liquidity.

     ZERO-COUPON AND PAY-IN-KIND BONDS. The Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     The Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     The Fund is required to distribute to shareholders income imputed to any zero-coupon or PIK investments. Such distributions could reduce the Fund's cash position.

OTHER SECURITIES.

     Other types of securities and investments the Fund may buy are:

     CONVERTIBLES. These corporate securities, usually bonds or preferred stocks, are exchangeable for a specified number of shares of common stock, at a pre-stated price. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique characteristics such as: (1) higher yields than common stocks but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying stock increases. Although investments in convertible securities will be consistent with the Fund's secondary objective of capital appreciation, because of their basically lower yields than comparable nonconvertible securities, such investments will not be treated as "high yield" for purposes of the Fund's policy of generally having 65% of its assets invested in high yield securities.

     EQUITIES: COMMON AND PREFERRED STOCK; WARRANTS. Each share of common and preferred stock represents ownership or "equity" in a corporation, but usually only common stockholders have the right to elect company directors and vote on other matters. Preferred stock may have various preferences over common stock, such as a prior right to payment of dividends. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant, usually one or two years. The common and preferred stocks in which the Fund may invest may be traded either on a national securities exchange or in the "over-the-counter" market, and the issuers of such stocks may be unseasoned issuers with relatively smaller capitalizations. Such issuers may or may not have outstanding issues of higher-yielding debt securities. As an OPERATING POLICY, the Fund may not invest more than 10% of total assets in common stocks (including up to 5% in warrants).

     PRIVATE PLACEMENTS. Securities sold directly to a small number of investors, usually institutions, without registration under the Securities Act of 1933 (the "1933 Act") are called private placements. Privately placed securities are considered "restricted securities" and may not be readily marketable. Selling these securities pursuant to a registration statement may involve substantial delays and additional costs. As an OPERATING POLICY, the Fund will not invest more than 15% of its net assets in illiquid securities. Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits "qualified institutional buyers," such as the Fund, to trade in certain privately placed securities even though such securities are not registered under the 1933 Act. The Trustees may determine, when appropriate, that such securities, although restricted, are nevertheless liquid and therefore not subject to the 15% limitation. A security is illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Large loans to corporations or to governments, including governments of less developed countries ("LDCs"), may be shared or syndicated among several lenders, usually banks. The Fund's investments in loans are expected in most instances to be in the form of participations therein or assignments of all or a portion thereof from third parties. In a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon its receipt of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender. In an assignment, the Fund acquires direct rights against the borrower on a loan, although such rights may differ from and be more limited than those held by the assigning lender. The Fund may have difficulty disposing of assignments and participations where disposition involves assigning such interests to third parties. These investments are treated as securities, not as the making of loans subject to the Fund's investment restriction relating to loans. Since these investments may not be readily marketable, they may be subject to the Fund's policy against investing more than 15% of the Fund's net assets in illiquid securities. Participations in or assignments of loans to governments of LDCs may involve risks in addition to those attendant on investments in foreign securities generally (see "Foreign Sovereign Debt Securities" and "Foreign Securities" below).

     FOREIGN SOVEREIGN DEBT SECURITIES. The Fund expects to invest in foreign sovereign debt securities, including those of LDCs. Such securities will include Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt, some or all of which may have gone into default, for newly-issued bonds. Multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements, debtor nations have been required to agree to the implementation of various domestic monetary and fiscal reforms intended to promote economic growth and development. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Moreover, the financial packages offered by each country differ. Countries that have issued or are about to issue Brady Bonds include Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. The Fund may purchase Brady Bonds issued by any of these countries, and it reserves the right to acquire Brady Bonds that may be issued by other countries in the future.

     Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the LDCs that issue the securities. The ability and willingness of sovereign obligors in LDCs or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     Sovereign obligors in LDCs are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories.

     FOREIGN SECURITIES. These are securities denominated in non-U.S. dollar currencies that are issued and principally traded outside the U.S. Investments in foreign securities broaden the Fund's holdings and thus may reduce the risk of loss associated with a decline in the value of investments within U.S. markets. They also involve some special risks: exposure to potentially adverse local political and economic developments; nationalization or expropriation of assets; imposition of currency exchange controls; the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value); confiscatory taxation; potentially lower liquidity and higher volatility and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Additional risks pertain to investments in LDCs (see "Foreign Sovereign Debt Securities" above) or in countries which have recently changed from, but could revert back to, centrally-planned communist or closed economies. As an OPERATING POLICY, the Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States and may invest without limit in U.S. dollar-denominated securities of foreign issuers in developed countries. The Fund may also invest in securities of foreign branches of U.S. banks as long as such investments do not exceed 25% of the Fund's total assets.

     WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis ("forward commitments"). The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Except as may be imposed by these factors, there is no limit on the percentage of the Fund's total assets that may be committed to such transactions.

                       TYPES OF FUND MANAGEMENT PRACTICES

     TEMPORARY OR DEFENSIVE INVESTMENTS. When, in the opinion of the Adviser, changes in economic, financial, political or market conditions so warrant, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest all or a portion of its assets in cash or in high grade fixed-income securities or in high grade short-term debt obligations, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities. The Fund may also invest in such instruments to maintain liquidity or pending selection of investments in accordance with its policies.

     BORROWING MONEY AND TRANSFERRING ASSETS. The Fund can borrow money from banks subject to the fundamental policy set forth below. Such borrowings may be collateralized with Fund assets.

          FUNDAMENTAL POLICY: The Fund will not borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

     For purposes of the above restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing. The Fund may not enter into reverse repurchase agreements if the total investment in such agreements would exceed 5% of the total assets of the Fund.

     As an OPERATING POLICY, the Fund will not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets valued at market.

     INVESTMENT COMPANY SECURITIES. Investing in securities of other investment companies will result in an additional layer of certain fees. The Fund may invest in securities of money market funds and in securities of other investment companies of any type, but only under arrangements that will ensure that there will be no duplication of investment management or advisory fees. As an OPERATING POLICY, the Fund will not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Fund's total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization.

     FUTURES CONTRACTS AND OPTIONS. Futures contracts are often used to manage risk because they enable the investor to buy or sell an asset in the future at a price agreed upon in the present. Options give the investor the right (or option) to buy or sell an asset at a predetermined price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in interest rates, stock or bond prices, and foreign currencies; to adjust its overall exposure to certain markets; and also to adjust the portfolio's duration. The Fund may write covered call and covered put options, buy puts and calls, and buy and sell covered spread options on securities, financial indices, and foreign currencies. (A spread option gives the Fund the right to sell an asset at a fixed dollar or yield spread in relation to a benchmark security. The Fund will not commit more than 5% of its total assets to premiums when purchasing spread options.)

     Futures contracts and options may not always be successful hedges. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in market and interest rates which in turn are influenced by fiscal and monetary policies and national and international policies and economic events. Futures trading involves an extremely high degree of leverage because of the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in substantial loss (as well as gain) to the investor. Further risk arises because of the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     In connection with the purchase of futures contracts and certain options or the writing of certain options, the Fund will maintain an amount of cash, U.S. government securities or other liquid securities, equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such contracts and options is unleveraged. See "Futures Contracts" and "Options" in the Combined Statement of Additional Information.

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options. Dealer options are options purchased from or sold to securities dealers, financial institutions or other parties through direct bilateral agreements with such parties. In contrast to exchange-listed options, which generally have standardized terms and performance mechanisms, all of the terms of a dealer option are determined by negotiation of the parties. Certain risks are specific to dealer options as opposed to exchange-traded options. For example, the Fund must rely on performance by the dealer from whom it purchased the option if the option is exercised and will generally be able to realize the value of a dealer option only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. There can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Consistent with a position taken by the staff of the SEC, the Fund will treat dealer options as subject to the Fund's limitation prohibiting investment of more than 15% of its net assets in illiquid securities.

     As OPERATING POLICIES, the Fund will not engage in transactions in futures contracts and options thereon for speculation, and the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options exceeds 25% of the market value of the Fund's net assets. In addition, the Fund will not enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain Commodity Futures Trading Commission regulations, may be excluded in computing such 5%. The Combined Statement of Additional Information should be consulted for a fuller description of the special risks relating to futures contracts and options.

     MANAGING FOREIGN EXCHANGE RISK. Investors in non-U.S. dollar securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at the present prevailing exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy know as "proxy hedging." In such a case, the amount of the foreign currency to be sold may exceed the value of the Fund's securities denominated in such currency. The Fund may also maintain a net exposure to forward contracts in excess of the value of the Fund's assets to which the forward contracts relate in order to avoid excess transactions and transaction costs. In either case, any such excess amount must be "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. Although foreign currency transactions will be used primarily to protect the Fund's foreign securities from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. As an OPERATING POLICY, the Fund will normally conduct its foreign exchange transactions in cash or by entering into forward currency contracts (not exceeding 20% of net assets) expiring in less than one year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will have been deemed creditworthy in accordance with guidelines approved by the Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a specified future date and at an agreed upon price. Repurchase agreements, which may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase, are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund may enter into repurchase agreements without any limit if the repurchase agreements provide for payment within seven days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     SHORT SALES. The Fund may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security. As an OPERATING POLICY, the Fund's short sales are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. Securities sold short will be limited to securities listed on a national securities exchange. No securities will be sold short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets.

     LENDING OF PORTFOLIO SECURITIES. Like other mutual funds, the Fund may lend securities to broker-dealers or other institutions to earn additional income. The principal risk is the potential default, whether through insolvency or otherwise, of such a borrower in its obligation to return borrowed securities in a timely manner. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

          FUNDAMENTAL POLICY: The Fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of the value of the Fund's total assets.

     PORTFOLIO TRANSACTIONS. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains.

                          3.   THE TRUST AND THE FUND

                     ORGANIZATION OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND ORGANIZED?

     The Trust is a diversified, open-end, management investment company, commonly known as a mutual fund. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 8, 1994. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, the Trust is authorized to issue an unlimited number of shares which may be offered in separate series of shares corresponding to separate investment portfolios or funds having different investment objectives. The Trust is also authorized to offer shares of a series in separate classes.

     The Fund is a separate investment portfolio or series of shares of the Trust which became available to investors on June 27, 1994. The Fund is the only Trust portfolio currently available. This prospectus relates to the Summit High Yield Shares of the Fund. (See "Other Classes of Shares" in this prospectus.) The Summit High Yield Shares are designed for purchase by retail investors.

WHAT IS MEANT BY "SHARES"?

     As with all mutual funds, investors receive "shares" when they invest money in the Fund. These shares are part of the Trust's authorized capital stock. All shares in the Fund are issued without a par value, have equal voting rights and have no pre-emptive or conversion rights. Each share or fractional share entitles the shareholder to receive a proportional interest in the Fund's income and capital gain distributions, and to cast one vote per share on certain matters, including the election of Trustees, changes in fundamental investment policies and changes in the Fund's Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Fund does not issue share certificates.

DOES THE TRUST HAVE ANNUAL SHAREHOLDER MEETINGS?

     The Trust is not required to hold annual meetings of shareholders. However, the Trustees or the President may call meetings for action by shareholder vote. If the Trustees or President fail to call a meeting for a 30-day period after requested in writing to do so by the holders of 10% or more of the outstanding shares of the Trust, then such shareholders may call such meeting. If a meeting is held and you cannot attend, you can vote by proxy. Well before the meeting, the Trust will send you proxy materials explaining the issues to be decided and including a voting card for you to mail back to the Trust.

     Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust pursuant to which the Trust was organized contains an express disclaimer of shareholder liability for acts or obligations of each portfolio of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of a portfolio's property for any shareholder of such portfolio held personally liable for any of the portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a portfolio is limited to the unlikely circumstance in which the portfolio itself would be unable to meet its obligations.

     As of September 16, 1996, The Union Central Life Insurance Company was a "control person" of the Fund by virtue of its ownership of shares of the Summit High Yield Shares class of the Fund. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), a "control person" possesses the ability to control the outcome of matters submitted for shareholder vote.

                      MANAGEMENT OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND MANAGED?

     Trustees. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of its Trustees.

     Investment Management. First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is the investment adviser to the Fund. FSCM was organized on January 4, 1994, principally for purposes of sponsoring and managing the Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives ("Representative(s)") to serve, in effect, as officers of the Adviser. Carillon is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the NASD. The Adviser is registered under the Investment Advisers Act of 1940.


     Portfolio Managers. Since May 21, 1996, Messrs. Steven R. Sutermeister and Gary R. Rodmaker have been primarily responsible for the day-to-day management of the Fund's investment portfolio. The portfolio managers have extensive experience in managing high yield investment portfolios. Mr. Sutermeister has been a Representative of FSCM since its organization in January 1994, and has also been a Vice President and Director of the Fixed Income Group of Carillon since September, 1990. In that capacity, Mr. Sutermeister oversees the management of over $3 billion in fixed income assets, and is personally responsible for the investment of nearly $200 million in high yield assets for various clients. In addition, Mr. Sutermeister serves as the portfolio manager of Carillon Bond Fund, another registered investment company that is advised by Carillon. Mr. Rodmaker, a Chartered Financial Analyst, is a senior member of the Fixed Income Group of Carillon. Mr. Rodmaker joined Carillon in 1990. In his present position, Mr. Rodmaker is responsible for managing $1.250 billion of corporate bonds, including investment grade securities, private placements and high yield bonds.


THE ADVISORY AGREEMENT

     The Adviser serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies and restrictions as set forth in this prospectus, the Combined Statement of Additional Information and the resolutions of the Trustees. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. It also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

     During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

THE ADVISORY FEE

     As full compensation for services furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). A general description of the Index is set forth in Appendix II to this prospectus.

     The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of 0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                                      ADVISORY FEE
          FUND PERFORMANCE                                          (AS % OF AVERAGE
          (NET OF FEES AND EXPENSES)                                   NET ASSETS)
          --------------------------                                ----------------
          Index Return + 10 percentage points or more...........          1.15%
          Index Return +  9.....................................          1.11
          Index Return +  8.....................................          1.07
          Index Return +  7.....................................          1.03
          Index Return +  6.....................................          0.99
          Index Return +  5.....................................          0.95
          Index Return +  4.....................................          0.91
          Index Return +  3.....................................          0.87
          Index Return +  2.....................................          0.83
          Index Return +  1.....................................          0.79
          Index Return    0.....................................          0.75
          Index Return -  1.....................................          0.71
          Index Return -  2.....................................          0.67
          Index Return -  3.....................................          0.63
          Index Return -  4.....................................          0.59
          Index Return -  5.....................................          0.55
          Index Return -  6.....................................          0.51
          Index Return -  7.....................................          0.47
          Index Return -  8.....................................          0.43
          Index Return -  9.....................................          0.39
          Index Return - 10 percentage points or more...........          0.35


     For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $73,369 (0.27%), following certain voluntary waivers. Absent the voluntary waivers undertaken by the Adviser, the Adviser would have been entitled to receive an advisory fee of $238,006 (0.87%), based on the Fund's performance for the fiscal year ended May 31, 1996, pursuant to the performance schedule above. Under the provisions of the Advisory Agreement, the Adviser is entitled to receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. At the present time, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%.


     The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined and the Index dropped by 27 percentage points, and the Fund's performance declined by 17 percentage points, the Fund would pay the maximum advisory fee.

THE SUB-ADVISER


     Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Adviser is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to the Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust.


THE SUB-ADVISORY AGREEMENT

     The Sub-Adviser serves pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement").

     Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser provides investment research and advice with respect to securities and investments and cash equivalents in the Fund. Research services provided by the Sub-Adviser include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities. Such supplemental research may be subject to additional analysis by the Adviser.

     Under the Sub-Advisory Agreement, the Sub-Adviser receives from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.

     The Sub-Advisory Agreement, which became effective on September 18, 1996, shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.

     The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.

     Prior to the implementation of the Sub-Advisory Agreement, the Adviser had entered into an Investment Service Agreement (the "Service Agreement") with the Trust and Union Central Life, which permitted the

Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser paid Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than $65,000 per year or such other amount as was agreed to by the Adviser and Union Central Life. For the fiscal year ended May 31, 1996, the Adviser paid Union Central Life $65,000 pursuant to the Service Agreement. The Service Agreement was terminated on September 18, 1996.

     A more comprehensive description of the Advisory and Sub-Advisory Agreements is contained in the Combined Statement of Additional Information, and a copy of each Agreement is on file with and may be obtained from the SEC.

                          MANAGEMENT-RELATED SERVICES

     BISYS SERVICE AGREEMENTS. The Trust has entered into three management-related service agreements with affiliates of BISYS Fund Services, Inc., a Delaware corporation which is a wholly owned subsidiary of The BISYS Group, Inc. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as Administrator of the Fund (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation and also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant (the "Fund Accountant") and additionally as the Trust's transfer and dividend disbursing agent (the "Transfer Agent"). BISYS Fund Services acts also as the Fund's Distributor or principal underwriter (the "Distributor") (see "Distribution Expenses -- The Distributor").

     Each of the "BISYS Companies" named herein has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The three service agreements between the Trust and the BISYS Companies are described immediately below. They are more fully described in the Combined Statement of Additional Information, and copies of such agreements are on file with and available from the SEC. The Distribution Agreement between the Fund and BISYS Fund Services is described below under the caption "Distribution Expenses -- The Distributor."

     ADMINISTRATOR. Pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"), the Administrator, BISYS Fund Services, subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Adviser, custodian, Transfer Agent and Fund Accountant pursuant to their respective agreements with the Trust. The Administrator is obligated to: maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services, and stationary and office supplies; prepare periodic reports to the SEC on Form N-SAR; assist the Trust or its designee in the preparation of, and file, the Fund's federal and state tax returns; assist the Trust in preparing Annual and Semi-Annual Reports to Shareholders and its Registration Statements; and keep and maintain certain financial accounts and records of the Fund. Partners, officers or employees of the Administrator may serve as officers or employees of the Trust, and those who do so will be compensated by the Administrator.

     For services rendered and expenses borne by the Administrator pursuant to the Administration Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at the annual rate of 0.20% of the Fund's average daily net assets. Currently, the Administrator is waiving that portion of such fee which exceeds 0.15%.


     FUND ACCOUNTANT. Pursuant to a Fund Accounting Agreement with the Trust (the "Accounting Agreement"), BISYS, as Fund Accountant, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund and calculating yield, dividends and capital gains distributions; and preparing security position, transaction and cash position reports.


     For such services, the Fund reimburses the Fund Accountant for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of pricing portfolio securities) and pays it a fee, computed daily and paid monthly, at the annual rate of 0.03% of the Fund's average daily net assets, provided, however, that such fee will not be less than $30,000. In addition, the Fund is subject to an annual fee of $10,000 per additional class.


     TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"), BISYS also acts as the Trust's transfer, dividend disbursing and redemption agent. BISYS provides certain shareholder and other services to the Trust, including: furnishing certain account and transaction information; providing mailing labels for the distribution to Fund shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reports; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

                                 FUND EXPENSES


     Under the Advisory, Administration, Fund Accounting and Transfer Agency Agreements, the Fund pays the service fees of, and/or reimburses certain expenses incurred by, the Adviser, Administrator, Fund Accountant and Transfer Agent. The expenses incurred in the operation of the Fund which are borne by the Fund include: taxes, interest and brokerage fees and commissions, if any; fees and expenses of Trustees who are not partners, officers, directors, shareholders or employees of the Adviser, the Administrator or the Distributor (see "Distribution Plan" and "The Distributor"); commission fees and state Blue Sky qualification and renewal fees and expenses; custodian fees (see "Custodian"); transfer and dividend disbursing agent's fees; certain insurance premiums; auditing and legal fees and expenses; fund accounting fees including pricing of portfolio securities; costs of maintenance of legal existence; typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Fund; costs of Trustees' and shareholders' reports and meetings; and any extraordinary expenses.


     LIMITATION ON FUND EXPENSES. If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, each of the Adviser and the Administrator will reimburse the Fund for a portion of such excess expenses, such portions being allocated in accordance with the ratio of the fees otherwise payable to each of the Adviser and the Administrator by the Fund under the Advisory and Administration Agreements, respectively. In the event one of the two agreements is not in effect, the party to the other agreement will reimburse the Fund for all excess expenses. The expense reimbursement obligation of each of the Adviser and the Administrator is limited for any fiscal year to the amount of its fees for such fiscal year, unless required otherwise under applicable state securities regulations. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets and 1.5% of net assets in excess of $100 million. Excluded from the computation of expenses are taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and certain distribution expenses.

                                NET ASSET VALUE

     The net asset value of Fund shares is determined once daily as of the close of regularly scheduled trading (normally 4:00 p.m., Eastern Standard Time) on the New York Stock Exchange (the "Exchange"), Monday through Friday, except that no determination is required on (i) days on which the Exchange is closed or on which changes in the value of the Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by the Fund; or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the Exchange. The values of such securities used in computing the net asset value of Fund shares are generally determined as of such times.

     The net asset value per share of the Fund is computed by adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of Fund shares outstanding at such time. Securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

     Each of the Fund's two classes of shares will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such class, except that the Shares will not incur any of the expenses under the Rule 12b-1 Plan of the Summit High Yield Institutional Service Shares class.

     The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Summit High Yield Shares class will generally be lower than that of the Summit High Yield Institutional Service Shares class of the Fund becasue of the higher expenses borne by the shareholders of the Summit High Yield Shares class. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service expense differential between the classes.

                             DISTRIBUTION EXPENSES

     DISTRIBUTION PLAN. In addition to the sales charge which may be deducted at the time of purchase of Fund shares, the Fund is authorized under the Trust's Distribution and Shareholder Service Plan (the "Plan"), adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, on behalf of Shares to use its assets to finance certain activities relating to the distribution of Shares to investors. The Plan is a "compensation" plan providing for the payment of a fixed percentage of the Shares' average net assets to finance distribution expenses. Under the Plan, the Fund pays monthly to BISYS Fund Services, as its principal underwriter, a distribution fee which may not exceed, on an annual basis, 0.25% of the Shares' average daily net assets.

     On July 7, 1992, the SEC approved amendments to Article III, Section 26 of the NASD Rules of Fair Practice, the NASD's maximum sales charge rule relating to mutual fund shares. The amendments, which took effect July 7, 1993, establish limits on all types of sales charges, whether front-end, deferred or asset-based. These amendments may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan. BISYS Fund Services will monitor the Fund for compliance with the amended NASD rule.

     The Plan authorizes BISYS Fund Services to use the distribution fee to pay, or reimburse expenses incurred by, banks, broker-dealers and other institutions which, pursuant to agreements with the Distributor, provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than shareholders of Shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling Shares, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor or any of its affiliates.

     The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. Such approval of the Plan was obtained on May 24, 1994. The Plan was approved by the sole shareholder of the Fund on May 24, 1994.

     The Plan may not be amended so as to materially increase the amount of the distribution fee unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Summit High Yield Shares class of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

     THE DISTRIBUTOR. BISYS Fund Services serves as the Fund's Distributor or principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). BISYS Fund Services is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable. The Distributor will finance appropriate sales activities which it deems reasonable, including, but not limited to: advertising, compensation of underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders and printing and mailing sales literature. As compensation, the Distributor receives the distribution fee payable pursuant to the Plan (see "Distribution Plan").

     In addition, the Distributor has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares, at the public offering price (i.e. net asset value plus a maximum sales charge of 4.50%) or, in the case of sales to dealers, at the public offering price less a concession determined by the Distributor which may not exceed the amount of the sales charge or the underwriting discount. (See "How to Purchase Fund Shares -- Share Price and Sales Charges.")

                     UNDERSTANDING PERFORMANCE INFORMATION

     This section should help you understand the terms used to describe performance of both classes of shares of the Fund. You will come across them in shareholder reports you receive from the Fund as well as in advertisements and in the media. Information about a portfolio's performance is based on that portfolio's record up to a certain date and is not intended to indicate future performance.

     "TOTAL RETURN" tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Reinvesting distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for the Fund may include aggregate or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

     "AGGREGATE TOTAL RETURN" is the rate of return on an investment for a specified period before annualizing it. An aggregate return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

     "AVERAGE ANNUAL TOTAL RETURN" is the constant year-by-year return produced by the aggregate return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

     "YIELD" refers to the advertised or "SEC yield" found by determining the net income per share (as defined by the SEC) earned by the Fund during a 30-day base period, dividing this amount by the per-share price on the last day of the base period, and annualizing the result.

     Further information about the performance of the Summit High Yield Shares class of the Fund is included in the Fund's Annual Report dated May 31, 1996, which may be obtained without charge by contacting the Fund at 1-800-272-3442.

                  4.   INVESTING WITH SUMMIT INVESTMENT TRUST

                             HOW TO PURCHASE SHARES

     Shares are offered continuously for sale directly through the Distributor, BISYS Fund Services, or though securities dealers and banks which have established dealer agreements with the Distributor. You are encouraged to consult a registered financial representative for assistance in making an investment selection.

     The initial purchase of Shares must be at least $1000 with the exception that the initial purchase for a retirement plan account may be made with a minimum of $500. In addition, an account can be established with a minimum of $500 if the account will be receiving periodic, regular investments through a program such as the Automatic Investment Plan (see "Shareholder Services" for a description of this plan).

     The minimum for subsequent investments is $50.

NOTE: The Fund is eligible as a vehicle for a wide range of retirement plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b) plans. For information on retirement plans, please consult your broker-dealer.

                      GENERAL METHODS OF PURCHASING SHARES

     1. By Mail. To make an initial account purchase, mail a check made or money order payable to "Summit High Yield Fund" with a completed Account Registration Form (copy enclosed with this prospectus) to:

                            Summit Investment Trust
                                  Dept. L-1358
                            Columbus, OH 43260-1358

     To purchase additional Shares for an existing account, please note your account number on the check or money order and return it with an account investment slip to the above address. Account Registration and other account forms may be obtained by calling the Trust at 1-800-272-3442.

     2. By Federal Funds Wire. Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, including the bank account number into which funds are to be wired, please contact the Trust at 1-800-272-3442.

     3. Through a Securities Dealer. You may purchase Shares by contacting a securities dealer having a selected dealer agreement or selling agreement with the Distributor.

     Orders for Shares of the Fund will be assigned the next closing price after receipt of the order by the Distributor. The securities dealer is responsible for transmitting such orders promptly to the Distributor. If the securities dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the dealer.

NOTE: In accordance with the Internal Revenue Service (the "IRS") regulations, the Fund may be required to withhold 31% of all reportable distributions from any account without a certified taxpayer or Social Security number on file. Omission of this information from the Account Registration Form may result in 31% penalty withholding on any taxable dividends, capital gain distributions or share redemptions, including shares redeemed as a result of an exchange.

                         SHARE PRICE AND SALES CHARGES

SHARE PRICE

     The public offering price of the Shares of the Class is the net asset value per share (next determined following receipt of an order), plus a sales charge (expressed as a percentage of the offering price as set forth in the table below). The Fund's Distributor receives this sales charge and may reallow discounts to securities dealers with whom it has agreements and retain the balance over such discounts, and at times the Distributor may reallow the entire sales charge to such dealers. In such circumstances, dealers may be deemed to be underwriters under the 1933 Act. The sales charges and dealer discounts are as follows:

SALES CHARGE

                                                                          CONCESSION TO
                                   PERCENTAGE OF     PERCENTAGE OF        BROKER-DEALER
           AMOUNT OF PURCHASE      THE OFFERING      THE NET AMOUNT      AS A PERCENTAGE
                 PAYMENT               PRICE            INVESTED        OF OFFERING PRICE
          ---------------------    -------------     --------------     -----------------
          Less than $100,000            4.50%              4.71%               4.05%
          $100,000 but less
            than $250,000               3.50%              3.63%               3.15%
          $250,000 but less
            than $500,000               2.25%              2.30%               2.03%
          $500,000 or more                 0%                 0%                  0%

     The Distributor may also pay banks and other financial service firms that provide services for their clients to facilitate transactions in Shares of the Fund a transaction fee up to an amount equal to the greater of the full applicable sales charge or the "Concession to Broker-Dealer as a Percentage of Offering Price" as shown in the above table. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. In addition, state securities laws may differ from federal laws regarding banks and financial institutions which may be required to register under state securities laws as brokers and/or dealers.

     The sales charges set forth in the above table are applicable to purchases made at one time by any investor, which includes: (i) an individual, his or her spouse and children under the age of 21; and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account. In order to qualify for the lower sales charges keyed to the breakpoints ($100,000; $250,000; and $500,000) set forth in the table, all orders from an investor will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same investor, although such orders may be placed into more than one discrete account which identifies the investor.

REDUCED SALES CHARGES

     Investors may be able to benefit from a reduction or elimination of the sales charge through several purchase plans.

     RIGHT OF ACCUMULATION. Investors may purchase Shares of the Class with a reduced front-end sales charge or without a sales charge if the combined total of the value of the Shares currently being purchased plus the current net asset value of the investor's holdings of Shares exceeds one of the sales charge breakpoints ($100,000; $250,000; and $500,000). The investor must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information, including identification of all share accounts to be considered in exercising the right of accumulation, to permit confirmation of qualification.

     LETTER OF INTENT. Investors may obtain a reduced sales charge or the elimination of the sales charge by means of a written Letter of Intent which establishes a total investment goal in Shares of the Class (which are sold with a sales charge) which is to be achieved within a thirteen-month period and which exceeds one of the Fund's sales charge breakpoints ($100,000; $250,000; and $500,000). The applicable sales charge will be determined in accordance with the total amount to be invested. All Shares previously purchased and still beneficially owned by the investor may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach the above minimums. A Letter of Intent may be executed by checking the appropriate box on the Account Registration Form.

     A Letter of Intent permits a purchaser to achieve a total investment goal by any number of investments over a thirteen-month period. Each investment made during the period will be assessed, as the case may be, the applicable reduced sales charge or no sales charge. Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser to secure payment of the higher sales charge which may be applicable to the purchase of Shares if the full Letter of Intent amount is not purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The effective date of a Letter of Intent may be back-dated up to 30 days, in order that any investments made during this 30-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the stated investment goal is not achieved within the thirteen-month period, the purchaser is required to pay the balance of the full sales charge that would otherwise have applied to the purchases made during this period. If a payment is due under the preceding sentence, it must be made directly to the Distributor within twenty days of notification or, if not paid, the Distributor will liquidate sufficient escrowed Shares to obtain such difference. Additionally, if the total purchases within the thirteen-month period exceed the stated investment goal, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the thirteen-month period and in the form of additional shares at the then current applicable public offering price.

     CERTAIN QUALIFIED PURCHASERS. No sales charge is applicable to any Shares purchased through reinvestment of dividends or distributions, to any sale of Shares to a Trustee or officer of the Trust, or to the immediate families (i.e., the spouse and any children under the age of 21) of such persons, or to any full-time employee or registered representative of broker-dealers having dealer agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit-sharing or other benefit plan for such persons), or to any orders placed on behalf of other investment companies the securities of which are also distributed by BISYS Fund Services, The BISYS Group, Inc. or their affiliated companies.

     In addition, no sales charge is applicable to any sale to any Union Central Life separate account used to fund tax-qualified variable annuity contracts, or to a director, officer, full-time employee or sales representative of Union Central Life or any of its affiliates, the Adviser or any of its affiliates, or the Distributor or any of its affiliates, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for such persons.

     Also, no sales charge will apply to a registered investment adviser purchasing for discretionary accounts, provided such registered adviser executes a Fund load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for Shares purchased directly from the Distributor, without a broker, and is unavailable if the registered adviser is part of an organization principally engaged in the brokerage business.

     In addition, no sales charge will be assessed in connection with certain exchange arrangements made with two no-load money market portfolios described below under "Shareholder Services -- Exchange Privileges."

                              SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

     Shareholders who open an account with $500 or more and who wish to make subsequent, regular monthly or quarterly investments in the Fund may establish an Automatic Investment Plan as part of the initial Account Registration or subsequently by submitting an application. Under this plan, the Fund's Transfer

Agent will debit the shareholder's designated bank account in the amount specified by the shareholder (which monthly or quarterly amount may not be less than $50). The proceeds will be invested in Shares at the applicable offering price determined on the date of the debit. Participation in the Automatic Investment Plan may be discontinued upon 30 days' written notice to the Transfer Agent, or if a debit is not honored.

TRANSFER OF SHARES

     Shareholders may transfer Shares to family members and others at any time without incurring a sales charge. Shareholders should consult their tax advisor concerning such transfers.

REDEMPTION OF SHARES

     Shareholders may redeem shares in any amount and at any time at the Class' net asset value next determined after the request for redemption is received in proper order by the Fund. The Fund will normally send the proceeds on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. If the Shares to be redeemed were purchased by check or Automated Clearing House funds, redemption proceeds will be sent upon clearance of the purchase which may involve a delay for 15 days or more. Such delay may be avoided if shares are purchased by wire transfer of federal funds.

EXCHANGE PRIVILEGES

     Shares of the Fund may be exchanged for shares of two no-load money market portfolios of The ARCH Fund, Inc., namely, the ARCH Money Market Portfolio and the ARCH Treasury Money Market Portfolio (the "Money Market Funds"). The ARCH Fund, Inc. is an investment company for which BISYS Fund Services also serves as the distributor. Exchanges are not currently permitted between the classes of shares of the Fund. Since shares of the Money Market Funds may be purchased at no load, purchases of Shares made by redeeming shares of the Money Market Funds will be subject to the sales charge applicable to an initial purchase of Shares (see "Sales Price and Sales Charges" above). However, shareholders exchanging shares of the Money Market Funds that were acquired through a previous exchange of Shares on which a sales charge was paid will not be required to pay an additional sales charge upon reinvestment of those shares into Shares. Under such circumstances, the shareholder must notify the Distributor that a sales charge was originally paid and provide the Distributor with sufficient information to permit confirmation of the shareholder's right not to pay a sales charge.

     Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed the sales charges waived in connection with the exchange). The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated on 60 days' written notice to shareholders. The exchange privilege is only available where the exchange may legally be made.

                      GENERAL METHODS OF REDEEMING SHARES

     1. By Mail. You may redeem Shares by mail by sending a written request for the redemption to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the 1934 Act. The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine; (2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account registration form. There is no charge for having redemption requests mailed to a designated bank account.

     2. Through a Securities Dealer. You may sell your Shares by contacting a securities dealer having a dealer or selling agreement with the Distributor. (See "General -- Repurchase of Shares" in the Combined Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

MINIMUM ACCOUNT BALANCE

     The Trust reserves the right to involuntarily redeem your account any time the value of your account falls below $300 as a result of redemption. You will be notified in writing prior to the redemption and be allowed 60 days to make additional investments before the redemption is processed.

REDEMPTION IN KIND

     The Trustees reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund. See
"General -- Redemption in Kind" in the Combined Statement of Additional Information for more details.

                       ADDITIONAL SHAREHOLDER PRIVILEGES

     CERTAIN PRIVILEGES LISTED IN THIS SECTION MAY NOT BE OFFERED BY THE FUND IF YOU HOLD SHARES IN THE "STREET NAME" OF A FINANCIAL INSTITUTION, OR IF THE ACCOUNT IS NETWORKED THROUGH NATIONAL SECURITIES CLEARING CORPORATION (NSCC).

AUTOMATIC WITHDRAWAL PLAN

     You may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to maintain a minimum account value of $10,000 at all times, and the minimum withdrawal amount is $100. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional Shares may be disadvantageous to you because of the sales charge on certain purchases.

     The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and the Distributor reserves the right to initiate a fee upon 30 days' written notice to the shareholder.

TELEPHONE TRANSACTIONS

     Shareholders are permitted to request exchanges and/or redemptions by telephone. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request an exchange or redemption by telephone, a shareholder must elect the option on the Account Registration Form. (If a shareholder does not initially elect an option on the Account Registration Form, the shareholder may request authorization by executing an appropriate authorization form provided by the Trust upon request.) The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number and, if not available, their social security number. For the shareholders' and the Trust's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors may mail their requests to the Trust.

     Telephone Exchanges. You may authorize your account for telephone exchanges by completing the appropriate portion of the Account Registration Form. By electing this option you may exchange Shares by calling the Fund. Requests will be processed in the same day as receipt of the telephone call if the request is made before the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).

     Telephone Redemptions. You may request the option to redeem Shares by telephone by completing the appropriate portion of the Account Registration Form. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Trust prior to the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).

     Payment for Shares will be made by federal wire or by mail as specified by you on the Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to your bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS:

     The Fund declares and pays income dividends monthly. If the Fund has net capital gains (after subtracting any capital losses) they are declared and paid at least annually. Dividend and capital gain distributions are reinvested in additional Shares of the class unless you select another option on your Account Registration Form.

TAX INFORMATION:

     You should be aware of the possible tax consequences when the Fund makes a distribution to your account, or when you sell Shares. In addition to federal taxes, you may also be subject to state taxes. No attempt is here made to discuss state tax consequences, and accordingly you should consult your own tax adviser. Note: The following summary does not apply to retirement accounts, such as IRAs or Keoghs, which are tax-deferred until you withdraw money from them.

     TAXES ON FUND DISTRIBUTIONS. In January, the Trust will send you information indicating the federal tax status of dividends and capital gain distributions in your Fund account.

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and will distribute substantially all of its net income and gains to shareholders. All distributions are taxable to shareholders for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31.

     Distributions are taxable whether reinvested in additional Shares of the class or received in cash.

     Distributions from net income and short-term capital gains are taxable as ordinary income, and long-term capital gains are taxable at the applicable rate for long-term capital gains. The gain is long- or short-term depending on how long the Fund held the securities, not how long you held shares in the Fund.

     BUYING A DIVIDEND. On the record date for a distribution from capital gains, the Fund's share price is reduced by the amount of the distribution. If Shares are bought immediately before the record date ("buying a dividend"), you will pay the full price for the Shares. You will receive a portion of the Shares' price back as a taxable distribution. A similar result may occur with regard to distributions from net income.

     TAXES ON YOUR FUND TRANSACTIONS. When you sell Shares in the Fund, you may realize a gain or loss. An exchange from one fund to another is treated as a sale for tax purposes. In January, the Trust will send you information indicating the date and amount of each sale of Shares that you made during the prior year. A copy is filed with the IRS.

     You may calculate the cost basis of the Shares you sold using the average cost of the Shares or other methods acceptable to the IRS, such as "specific identification." To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions during the year.

     At year-end the Trust will also send you any additional information you need to determine your taxes, such as the sources of Fund income.

                    OBTAINING INFORMATION ON YOUR INVESTMENT

CONFIRMATION OF SHARE TRANSACTIONS AND DIVIDEND PAYMENTS

     Every shareholder will receive a confirmation of each new transaction in his or her Fund account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Automatic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SHAREHOLDER INQUIRIES

     Please direct any questions or requests that you may have concerning the Trust or your Fund account by writing to Summit Investment Trust, 3435 Stelzer Road, Columbus, OH 43219, or by calling the Trust at 1-800-272-3442.

                            OTHER CLASSES OF SHARES

     In addition to offering the Summit High Yield Shares class, the Fund also offers the Summit High Yield Institutional Service Shares class, which is described in a separate prospectus relating to that class of shares and is available for purchase by institutional investors. Shares of the Summit High Yield Institutional Service High Yield Shares class are subject to a 12b-1 fee, which may affect the performance of the class. To obtain a prospectus for the class, or to obtain other information, contact BISYS Fund Services by writing to the address or by calling the telephone number listed on the cover of this prospectus.

                                   APPENDIX I

                                  BOND RATINGS

     The following is a description of the bond rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"):

MOODY'S CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's also supplies numerical indicators 1, 2, 3 to rating categories.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

FITCH CORPORATE BOND RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds are in imminent default in payment of interest or principal.

     DDD-DD- and D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                                  APPENDIX II

          DESCRIPTION OF THE SALOMON BROTHERS HIGH YIELD MARKET INDEX

     The Salomon Brothers High Yield Market Index (the "Index") is an index of high yield corporate debt securities, which at May 31, 1996, included 1,013 issues with an aggregate par value of $200.9 billion and an aggregate market value of $193.8 billion. The securities comprising the Index include all public, nonconvertible high yield issues which are rated by at least one rating agency as below investment grade (BB or less) or which are unrated but of below investment grade quality. Other criteria include issue size of at least $50 million, at least one year remaining to maturity, and issues must be considered "current pay" (not in default). Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade are included in the Index subject to the same criteria. All securities that go into default after inclusion in the Index are deleted from the Index. All additions to and deletions from the Index occur after month-end and are made at market prices. On May 31, 1996, of the 1,013 issues comprising the Index, 941 (91.9% of market value) were cash paying issues not in default and 72 issues (8.1% of market value) were zero-coupon, deferred interest or step-up coupons not in default. The Index is calculated and published monthly by Salomon Brothers Fixed Income Index Group.

                 TABLE OF CONTENTS


RISK FACTORS - SPECIAL SUMMARY................    2

1.   ABOUT THE SUMMIT HIGH YIELD FUND.........    4           [PHOTO]
     Transaction Costs and Fund Expenses......    4
     Financial Highlights.....................    6
     Fund and Market Characteristics/Risk
     Factors..................................    7

2.   INVESTMENT POLICIES, PRACTICES AND
     RISKS....................................    8
     Types of Portfolio Securities............    9
     Types of Fund Management Practices.......   15

3.   THE TRUST AND THE FUND...................   19
     Organization of the Trust and the Fund...   19
     Management of the Trust and the Fund.....   20
     Management-Related Services..............   24
     Fund Expenses............................   25
     Net Asset Value..........................   26
     Distribution Expenses....................   27
     Understanding Performance Information....   28

4.   INVESTING WITH SUMMIT INVESTMENT TRUST...   29
     How to Purchase Shares...................   29
     General Methods of Purchasing Shares.....   29
     Share Price and Sales Charges............   30
     Shareholder Services.....................   32
     General Methods of Redeeming Shares......   34
     Additional Shareholder Privileges........   34
     Distributions and Taxes..................   36
     Obtaining Information on Your
     Investment...............................   37
     Other Classes of Shares..................   37

APPENDIX I -- Bond Ratings....................   38

APPENDIX II -- Description of The Salomon Brothers
     High Yield Market Index..................   40


            ----------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S COMBINED STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE TRUST, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND, THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

            ----------------------------

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

               -------------------------------------------------

                                   MANAGED BY
                        FIRST SUMMIT CAPITAL MANAGEMENT

               -------------------------------------------------

                             SUMMIT HIGH YIELD FUND


                            HIGH YIELD SHARES CLASS



               -------------------------------------------------
                       PROSPECTUS AS OF OCTOBER 1, 1996,

                      AS SUPPLEMENTED ON OCTOBER 31, 1996

PROSPECTUS
                             SUMMIT HIGH YIELD FUND

                       INSTITUTIONAL SERVICE SHARES CLASS

      SUMMIT INVESTMENT TRUST - 3435 STELZER ROAD - COLUMBUS, OH 43219 -
                                1-800-272-3442

    Summit Investment Trust (the "Trust") is organized as an open-end, management investment company (a mutual fund). The Trust is authorized to provide a range of investment objectives through a series of separate investment portfolios or funds. This prospectus relates to the Institutional Service Shares class ("Institutional Service Shares") of the SUMMIT HIGH YIELD FUND (the "Fund"), a diversified investment portfolio of the Trust. The Fund also offers, by means of a separate prospectus, a retail class of shares. The Fund is the only portfolio of the Trust currently available.


                               FACTS AT A GLANCE
INVESTMENT OBJECTIVES:
    High current income with capital appreciation a secondary goal. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.
STRATEGY:
    Investing primarily in lower-quality, intermediate to long-term corporate bonds, often called "high yield" or "junk" bonds. The portfolio will be actively managed to take advantage of relative values of various issuers and industry sectors of the high yield market. Emphasis will be given to issuers and sectors whose credit fundamentals and technical trading factors provide attractive risk reward characteristics.
RISKS OF JUNK BONDS:
    The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds, that entail greater risks, including default risks, than those found in higher-rated securities. The Fund may also invest in lower-rated foreign debt securities that entail special additional risks. Investors should carefully consider these risks before investing. See "Risk Factors," "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. An investment in the Fund should be considered speculative.
INVESTOR PROFILE:
    A risk-oriented investor seeking the highest level of current income, paid monthly, who is willing to accept the possibility of significant fluctuations in principal value. The Fund should represent only a portion of such an investor's overall investment program, not the only investment. When sold, Fund shares may be worth more or less than when purchased.
FEES AND CHARGES:
    Institutional Service Shares are offered to qualified purchasers (i.e. primarily institutional investors as described under "Organization of the Trust and the Fund") at their net asset value. The Fund pays various advisory, service and distribution fees.

    Minimum Investment: $100,000 minimum for initial investments; however, this amount may be waived for certain classes of purchasers described under "How to Purchase Institutional Service Shares."
INVESTMENT ADVISER/FUND ADMINISTRATOR:
    First Summit Capital Management ("FSCM" or the "Adviser") is the investment adviser to the Fund. The Administrator of the Fund is BISYS Fund Services, Limited Partnership ("BISYS Fund Services" or the "Administrator").
                            ------------------------

    Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risk, including the possible loss of principal.
                            ------------------------


    This prospectus sets forth information you should know before making an investment decision. You should read this prospectus and keep it for future reference. A Combined Statement of Additional Information about the Fund, dated October 1, 1996, as supplemented on October 31, 1996, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. To obtain a free copy, write the Trust at the above address or call 1-800-272-3442.



    The Fund also offers an additional class of shares, the High Yield Shares, which is designed for purchase by retail investors. A prospectus for the High Yield Shares class can be obtained by writing to BISYS Fund Services at the above address or by calling the above telephone number.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 The date of this prospectus is October 1, 1996, as supplemented on October 31,
                                     1996.

                        RISK FACTORS -- SPECIAL SUMMARY

     Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, medium and lower-quality, fixed income securities. Investors should carefully consider these risks before investing.

SPECIAL RISKS OF INVESTING IN "JUNK BONDS"


     The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds that entail greater risks, including default risks, than those found in higher-rated securities. The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities known as "junk bonds":


     YOUTH AND GROWTH OF THE LOWER-RATED DEBT SECURITIES MARKET. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional funding, than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     LIQUIDITY AND VALUATION. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Non-rated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make non-rated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees (the "Trustees") believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     TAXATION. Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

     PAYMENT EXPECTATIONS. High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower-yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

     LEGISLATIVE PROPOSALS. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings banks from investing in high yield securities. Regulatory actions have also effected the high yield market. For example, many insurance companies have restricted or eliminated their purchases of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued and could make it more difficult for the Fund to attain its investment objectives.

OTHER RISKS

     The Fund may invest in derivative securities, such as mortgage-backed and asset-backed securities and options and futures contracts. For risks relating to investing in foreign securities and futures contracts and options, see "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus, and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. Risks associated with certain investment policies are discussed in the prospectus under the caption "Investment Policies, Practices and Risks." The Fund and the Adviser were organized in 1994.

                     1.   ABOUT THE SUMMIT HIGH YIELD FUND

                      TRANSACTION COSTS AND FUND EXPENSES

     The Institutional Service Shares of the Fund are sold subject to Rule 12b-1 distribution fees and the other expenses of the Fund's operation as set forth in the following table:

                                   FEE TABLE

INSTITUTIONAL SERVICE SHARES CLASS TRANSACTION EXPENSES

          Maximum Sales Load Imposed on Purchases (as a percentage of
            offering price).................................................   None
          Maximum Sales Load Imposed on Reinvested Dividends (as a
            percentage of offering price)...................................   None
          Redemption Fees (as a percentage of amount redeemed, if
            applicable).....................................................   None
          Exchange Fee......................................................   None

ANNUAL INSTITUTIONAL SERVICE SHARES CLASS OPERATING EXPENSES
(As percentage of projected average net assets)

          Management Fees...................................................   0.35%(1)
          12b-1 Fees........................................................   0.25%
          Other Administrative and Servicing Costs..........................   1.00%
          Total Institutional Service Shares Operating Expenses.............   1.60%

---------------

1 This fee may vary between 0.35% and 1.15%; however, the Adviser has agreed to waive a portion of its advisory fee to limit the Fund's total expenses to 1.60%. (See "Management of the Trust and the Fund -- The Advisory Fee.")

     The foregoing "Fee Table" should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. "Institutional Service Shares Class Transaction Expenses" shows what you pay as direct costs in buying Institutional Service Shares in the Fund. Because a portion of the 12b-1 fees is considered an asset-based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. The "Other Administrative and Servicing Costs" fees are derived from those costs incurred by the Summit High Yield Shares class of the Fund, since the Institutional Service Shares of the Fund were not offered to the public prior to January 19, 1996. "Annual Institutional Service Shares Operating Expenses" provides an estimate of how much it will cost to operate the Institutional Service Shares of the Fund for one year. These are costs paid indirectly by holders of the Institutional Service Shares because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made.

EXAMPLE:

                                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                 ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end
  of each time period:.........................................   $ 16       $50        $87        $190

     The Example should not be considered a representation of past or future expenses. Actual Fund expenses may be higher or lower than those shown.

The "Annual Institutional Service Shares Operating Expenses" set forth above are:


     -- MANAGEMENT FEE: the percent of Fund assets paid to the Fund's investment adviser; this fee is a performance fee which is based on the performance of the Fund in relation to the change in the Salomon Brothers High Yield Market Index; the fee may be as high as 1.15% or as low as 0.35% annually; for the fiscal year ended May 31, 1996, the Fund paid a management fee of 0.27%; absent waivers, the Fund would have paid a management fee of 0.87%.


     -- MARKETING OR DISTRIBUTION FEES: an annual charge ("12b-1 Fee") to existing shareholders to defray the cost of selling Institutional Service Shares to new shareholders; and

     -- "OTHER" ADMINISTRATIVE EXPENSES: primarily the administration of the Fund, the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and custodial services.

     For further details on Fund expenses, see "Management of the Trust and the Fund -- The Advisory Fee," "Management of the Trust and the Fund -- The Sub-Advisory Fee," "Management-Related Services" and "Distribution Expenses."

                              FINANCIAL HIGHLIGHTS


                             SUMMIT HIGH YIELD FUND
For a share of the Institutional Service Shares class outstanding throughout the period.



                                                                                   INSTITUTIONAL
                                                                                      SERVICE
                                                                                       SHARES
                                                                                     ----------
                                                                                       PERIOD
                                                                                     ENDED MAY
                                                                                         31,
                            PERIOD ENDED MAY 31, 1996                                  1996(b)
----------------------------------------------------------------------------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $10.59
                                                                                     ----------
INVESTMENT ACTIVITIES:
     Net investment income........................................................       0.40
     Net realized and unrealized gains (losses) on investments....................       0.47
                                                                                     ----------
     Total from Investment Activities.............................................       0.87
                                                                                     ----------
DISTRIBUTIONS:
     Net investment income........................................................      (0.40)
     In excess of net investment income...........................................      (0.03)
     Net realized gains...........................................................       0.00
                                                                                     ----------
     Total Distributions..........................................................      (0.43)
                                                                                     ----------
     NET ASSET VALUE, END OF PERIOD...............................................     $11.03
                                                                                     ==========
     Total Return.................................................................      20.16%

RATIOS/SUPPLEMENTAL DATA
     Net Assets at end of period (000)............................................     $1,773
     Ratio of expenses to average net assets......................................       1.52%(a)
     Ratio of net investment income to average net assets.........................       9.86%(a)
     Ratio of expenses to average net assets*.....................................       2.76%(a)
     Ratio of net investment income to average net assets*........................       8.62%(a)
     Portfolio turnover...........................................................     187.61%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


        (a) Annualized.



        (b) THE CLASS BEGAN OFFERING SHARES ON JANUARY 19, 1996.

                  FUND AND MARKET CHARACTERISTICS/RISK FACTORS

WHAT IS A HIGH YIELD OR "JUNK" BOND?

     A bond that is rated "Ba" or lower by Moody's, "BB" or lower by Standard & Poor's, or comparably rated by another rating agency ("NRSRO") (or an unrated bond of similar quality), because it is believed to represent greater risk of default than more creditworthy bonds -- hence the term "junk bond." (Default is the failure to make timely interest or principal payments.) To compensate an investor for this risk, these bonds must offer high yields. The market for high risk, high yield debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An investment in the Fund is more speculative than investment in a fund investing only in higher-rated debt securities.

     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

WHO ISSUES HIGH YIELD BONDS?

     Typically, corporations in one of several categories: small and medium-size companies that lack the history or capital strength to merit "investment-grade" status; former blue-chip companies that have been downgraded due to financial difficulties; companies electing to borrow heavily to finance (or avoid) a takeover or buyout; and highly indebted ("leveraged") companies seeking to refinance their debt at lower rates. With high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer, circumstances that might increase the expenses of the Fund in seeking recovery from such an issuer.

DOES THE FUND INVEST ONLY IN HIGH YIELD BONDS?

     No, but such bonds will generally represent a significant portion of the Fund's assets. The portfolio may also include loan participations, convertible securities -- preferred stocks and bonds which may be converted at some future point into common stock -- and substantial holdings of foreign securities. When, in the opinion of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may place all or a portion of its assets in high grade, fixed-income securities, short-term debt obligations or cash.

WHY SHOULD THE INVESTOR IN THIS FUND BE PREPARED FOR GREATER PRICE SWINGS THAN IN HIGH QUALITY BOND FUNDS?

For two main reasons:

     Greater credit risk. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession or an increase in interest rates, that might impair their ability to make timely interest and principal payments and thus adversely affect the value of their securities held by the Fund. As a result, the Fund will rely heavily on proprietary credit research and experienced portfolio management when selecting investments. (See "Management of the Trust and the Fund -- Portfolio Managers.")

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher quality bonds, meaning that there may be no public market or only inactive trading markets for some of the securities in which the Fund invests. Large purchases or sales of certain issues may thus cause significant changes in their prices, and the Fund may be required to retain certain investments for indefinite periods or sell them at substantial losses. A lack of liquidity or low trading volume also means that judgement may play a significant role in valuing the securities.

HOW MIGHT INTEREST RATES AND THE FUND'S AVERAGE MATURITY AFFECT ITS PRICE?

     The Fund's average maturity (expected to be in the 5 to 10-year range, although it may vary if market conditions warrant) makes its share price more sensitive to broad changes in interest rate movements than shorter-term bond funds. In comparison to higher quality bond funds having a similar average maturity, the Fund's share price is likely to be more sensitive to credit conditions and somewhat less sensitive to interest rate changes.

HOW DO SHARE PRICE CHANGES AFFECT OVERALL RETURN?

     Your total return for any given period has two parts:

     Income, which will always be positive, and

     Change in share price, which can be positive or negative. For example, if the Fund's income return was 10% during a year, and the price declined 15%, your total return would be approximately -5%. A price increase of 5% would have given you a return of approximately 15%. Always remember that the Fund's yield does not indicate its total return. (Also see "Understanding Performance Information.")

HOW DOES THE FUND ADDRESS THE SPECIAL RISKS OF HIGH YIELD BOND INVESTING?

     The Fund employs a number of approaches which may mitigate, but cannot eliminate, risk: (1) thorough credit research; (2) technical analysis of trading and ownership patterns of targeted securities; (3) extensive diversification, intended to limit the Fund's exposure to any one industry, issuer or category of issuer or security; and (4) detailed analysis of contractual obligations to lenders relating to specific securities.

                 2.   INVESTMENT POLICIES, PRACTICES AND RISKS

     This section takes a detailed look at the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Certain FUNDAMENTAL POLICIES and current OPERATING POLICIES of the Fund are noted where applicable. The Fund's FUNDAMENTAL POLICIES (as with its investment objectives stated on page 1) may not be changed without shareholder approval. Such approval requires a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. The Fund's OPERATING POLICIES can be changed by the Trustees without shareholder approval. Unless otherwise specified, the investment program and restrictions of the Fund are not fundamental policies.

     The Fund's investment program is subject to further restrictions and risks described in the Fund's Combined Statement of Additional Information. Certain of those restrictions are fundamental policies.

Reference should be made to the discussion under "Investment Restrictions" in the Combined Statement of Additional Information.

                         TYPES OF PORTFOLIO SECURITIES

     As an operating policy, the Fund seeks to meet its investment objectives of high income and, secondarily, capital appreciation by investing its assets in a widely diversified portfolio consisting primarily of high yield bonds, loan participations, convertible securities and preferred stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield securities. These and the other securities the Fund may purchase are described below. The Fund is allowed to buy securities on a when-issued basis.

          FUNDAMENTAL POLICY: The Fund will not purchase securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, it would own more than 10% of the outstanding voting securities of any issuer or have more than 5% of its total assets invested in the securities of a single issuer, except that up to 25% of the Fund's total assets may be invested without regard to these restrictions.

DEBT SECURITIES

     BONDS. A bond is an interest-bearing debt security issued by a corporation or governmental unit. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     While the bond's annual interest income, established by the coupon rate, may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions. Therefore, bond prices usually rise when interest rates fall, and vice versa. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

     Bonds may be secured (backed by specified collateral) or unsecured (backed by the issuer's general creditworthiness). Most high yield "junk" bonds are unsecured.

     Bond Ratings and High Yield Bonds. Larger bond issues are evaluated by NRSROs such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. Other things being equal, lower-rated bonds have higher yields due to greater risk. "High yield" or "junk" bonds are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's.

     The table below shows the weighted average of the ratings of the bonds in the Fund's portfolio during the fiscal year ended May 31, 1996. The credit rating categories are those provided by Standard & Poor's. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated, but which the Adviser has judged to be comparable in quality to the corresponding rated bonds.

                                                              AS A PERCENTAGE OF TOTAL
                                                            MARKET VALUE OF BOND HOLDINGS
                                                            -----------------------------
        CREDIT RATING                                       RATED     NOT RATED     TOTAL
        -------------                                       -----     ---------     -----
        BB...............................................    7.02%       0.00%       7.02%
        B................................................   78.55%       0.00%      78.55%
        CC & CCC.........................................   12.63%       1.80%      14.43%
                                                            -----     ---------     -----
                                                            98.20%       1.80%        100%
                                                            =====     ========      =====

     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

     Some specific types of bonds the Fund may hold from time to time are set forth below. For additional information with respect to certain of these instruments, reference should be made to the Combined Statement of Additional Information.

     MORTGAGE-BACKED OR ASSET-BACKED SECURITIES. The Fund may invest up to 10% of its total assets in both mortgage-backed securities and asset-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Asset-backed securities, which may be classified either as pass-through certificates or collateralized obligations, represent fractional interests in pools of secured or unsecured assets. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. The issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, for mortgage-backed or asset-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund. The Fund may invest in asset-backed securities that are either pass-through certificates or collateralized obligations. Such securities may be of short duration, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated. It is anticipated that asset-backed securities other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with the Fund's investment objectives and policies.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND STRIPPED MORTGAGE-BACKED SECURITIES. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. CMOs generally are issued in multiple classes. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As part of the process of creating more predictable cash flows on some of the tranches, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. The Fund may invest in these subordinated, higher-yielding tranches which take the risk of default first. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

     Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed instruments to create two classes of securities. One class receives interest-only payments ("IOs") and one principal-only payment ("POs"). CMOs, IOs, and POs are acutely sensitive to interest rate changes and the rate of principal prepayments on the underlying mortgages serving as collateral. For example, declining interest rates may result in prepayments and thus termination of a stream of IO interest payments, in which event the Fund may fail to recoup its investment. Moreover, the proceeds of prepayments may have to be reinvested at the lower interest rates. IOs, POs, and certain CMOs are very volatile in price and may have reduced liquidity.

     ZERO-COUPON AND PAY-IN-KIND BONDS. The Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     The Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     The Fund is required to distribute to shareholders income imputed to any zero-coupon or PIK investments. Such distributions could reduce the Fund's cash position.

OTHER SECURITIES

     Other types of securities and investments the Fund may buy are:

     CONVERTIBLES. These corporate securities, usually bonds or preferred stocks, are exchangeable for a specified number of shares of common stock, at a pre-stated price. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique characteristics such as: (i) higher yields than common stocks but lower yields than comparable nonconvertible securities; (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (iii) the potential for capital appreciation if the market price of the underlying stock increases. Although investments in convertible securities will be consistent with the Fund's secondary objective of capital appreciation, because of their basically lower yields than comparable nonconvertible securities, such investments will not be treated as "high yield" for purposes of the Fund's policy of generally having 65% of its assets invested in high yield securities.

     EQUITIES: COMMON AND PREFERRED STOCK; WARRANTS. Each share of common and preferred stock represents ownership or "equity" in a corporation, but usually only common stockholders have the right to elect company directors and vote on other matters. Preferred stock may have various preferences over common stock, such as a prior right to payment of dividends. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant, usually one or two years. The common and preferred stocks in which the Fund may invest may be traded either on a national securities exchange or in the "over-the-counter" market, and the issuers of such stocks may be unseasoned issuers with relatively smaller capitalizations. Such issuers may or may not have outstanding issues of higher-yielding debt securities. As an OPERATING POLICY, the Fund may not invest more than 10% of its total assets in common stocks (including up to 5% in warrants).

     PRIVATE PLACEMENTS. Securities sold directly to a small number of investors, usually institutions, without registration under the Securities Act of 1933 (the "1933 Act") are called private placements. Privately-placed securities are considered "restricted securities" and may not be readily marketable. Selling these securities pursuant to a registration statement may involve substantial delays and additional costs. As an OPERATING POLICY, the Fund will not invest more than 15% of its net assets in illiquid securities. Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits "qualified institutional buyers," such as the Fund, to trade in certain privately-placed securities even though such securities are not registered under the 1933 Act. The Trustees may determine, when appropriate, that such securities, although restricted, are nevertheless liquid and therefore, not subject to the 15% limitation. A security is illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Large loans to corporations or to governments, including governments of less developed countries ("LDCs"), may be shared or syndicated among several lenders, usually banks. The Fund's investments in loans are expected in most instances to be in the form of participations therein or assignments of all or a portion thereof from third parties. In a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon its receipt of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender. In an assignment, the Fund acquires direct rights against the borrower on a loan, although such rights may differ from and be more limited than those held by the assigning lender. The Fund may have difficulty disposing of assignments and participations where disposition involves assigning such interests to third parties. These investments are treated as securities, not as the making of loans subject to the Fund's investment restriction relating to loans. Since these investments may not be readily marketable, they may be subject to the Fund's policy against investing more than 15% of the Fund's net assets in illiquid securities. Participations in or assignments of loans to governments of LDCs may involve risks in addition to those attendant on investments in foreign securities generally (see "Foreign Sovereign Debt Securities" and "Foreign Securities" below).

     FOREIGN SOVEREIGN DEBT SECURITIES. The Fund expects to invest in foreign sovereign debt securities, including those of LDCs. Such securities will include Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt, some or all of which may have gone into default, for newly-issued bonds. Multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund ("IMF") support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements, debtor nations have been required to agree to the implementation of various domestic monetary and fiscal reforms intended to promote economic growth and development. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Moreover, the financial packages offered by each country differ. Countries that have issued, or are about to issue Brady Bonds include Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. The Fund may purchase Brady Bonds issued by any of these countries, and it reserves the right to acquire Brady Bonds that may be issued by other countries in the future.

     Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the LDCs that issue the securities. The ability and willingness of sovereign obligors in LDCs or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     Sovereign obligors in LDCs are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories.

     FOREIGN SECURITIES. These are securities denominated in non-U.S. dollar currencies that are issued and principally traded outside the U.S. Investments in foreign securities broaden the Fund's holdings and thus may reduce the risk of loss associated with a decline in the value of investments within U.S. markets. They also involve some special risks: exposure to potentially adverse local political and economic developments; nationalization or expropriation of assets; imposition of currency exchange controls; the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value); confiscatory taxation; potentially lower liquidity and higher volatility and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Additional risks pertain to investments in LDCs (see "Foreign Sovereign Debt Securities" above) or in countries which have recently changed from, but could revert back to, centrally-planned communist or closed economies. As an OPERATING POLICY, the Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States and may invest without limit in U.S. dollar-denominated securities of foreign issuers in developed countries. The Fund may also invest in securities of foreign branches of U.S. banks as long as such investments do not exceed 25% of the Fund's total assets.

     WHEN-ISSUED SECURITIES. The Fund may, from time to time, purchase securities on a "when-issued" basis ("forward commitments"). The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Except as may be imposed by these factors, there is no limit on the percentage of the Fund's total assets that may be committed to such transactions.

                       TYPES OF FUND MANAGEMENT PRACTICES

     TEMPORARY OR DEFENSIVE INVESTMENTS. When, in the opinion of the Adviser, changes in economic, financial, political or market conditions so warrant, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest all or a portion of its assets in cash or in high grade fixed-income securities or in high grade short-term debt obligations, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities. The Fund may also invest in such instruments to maintain liquidity or pending selection of investments in accordance with its policies.

     BORROWING MONEY AND TRANSFERRING ASSETS. The Fund can borrow money from banks subject to the fundamental policy set forth below. Such borrowings may be collateralized with Fund assets.

          FUNDAMENTAL POLICY: The Fund will not borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

     For purposes of the above restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing. The Fund may not enter into reverse repurchase agreements if the total investment in such agreements would exceed 5% of the total assets of the Fund.

     As an OPERATING POLICY, the Fund will not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets valued at market.

     INVESTMENT COMPANY SECURITIES. Investing in securities of other investment companies will result in an additional layer of certain fees. The Fund may invest in securities of money market funds and in securities of other investment companies of any type, but only under arrangements that will ensure that there will be no duplication of investment management or advisory fees. As an OPERATING POLICY, the Fund will not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Fund's total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization.

     FUTURES CONTRACTS AND OPTIONS. Futures contracts are often used to manage risk because they enable the investor to buy or sell an asset in the future at a price agreed upon in the present. Options give the investor the right (or option) to buy or sell an asset at a predetermined price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in interest rates, stock or bond prices, and foreign currencies; to adjust its overall exposure to certain markets; and also to adjust the portfolio's duration. The Fund may write covered call and covered put options, buy puts and calls, and buy and sell covered spread options on securities, financial indices, and foreign currencies. (A spread option gives the Fund the right to sell an asset at a fixed dollar or yield spread in relation to a benchmark security. The Fund will not commit more than 5% of its total assets to premiums when purchasing spread options.)

     Futures contracts and options may not always be successful hedges. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in market and interest rates which in turn are influenced by fiscal and monetary policies and national and international policies and economic events. Futures trading involves an extremely high degree of leverage because of the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in substantial loss (as well as gain) to the investor. Further risk arises because of the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     In connection with the purchase of futures contracts and certain options or the writing of certain options, the Fund will maintain an amount of cash, U.S. government securities or other liquid securities, equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such contracts and options is unleveraged. See "Futures Contracts" and "Options" in the Combined Statement of Additional Information.

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options. Dealer options are options purchased from or sold to securities dealers, financial institutions or other parties through direct bilateral agreements with such parties. In contrast to exchange-listed options, which generally have standardized terms and performance mechanisms, all of the terms of a dealer option are determined by negotiation of the parties. Certain risks are specific to dealer options as opposed to exchange-traded options. For example, the Fund must rely on performance by the dealer from whom it purchased the option if the option is exercised and will generally be able to realize the value of a dealer option only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. There can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Consistent with a position taken by the staff of the SEC, the Fund will treat dealer options as subject to the Fund's limitation prohibiting investment of more than 15% of its net assets in illiquid securities.

     As OPERATING POLICIES, the Fund will not engage in transactions in futures contracts and options thereon for speculation, and the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options exceeds 25% of the market value of the Fund's net assets. In addition, the Fund will not enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain Commodity Futures Trading Commission regulations, may be excluded in computing this 5% limitation. The Combined Statement of Additional Information should be consulted for a fuller description of the special risks relating to futures contracts and options.

     MANAGING FOREIGN EXCHANGE RISK. Investors in non-U.S. dollar securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at the present prevailing exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." In such a case, the amount of the foreign currency to be sold may exceed the value of the Fund's securities denominated in such currency. The Fund may also maintain a net exposure to forward contracts in excess of the value of the Fund's assets to which the forward contracts relate in order to avoid excess transactions and transaction costs. In either case, any such excess amount must be "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. Although foreign currency transactions will be used primarily to protect the Fund's foreign securities from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. As an OPERATING POLICY, the Fund will normally conduct its foreign exchange transactions in cash or by entering into forward currency contracts (not exceeding 20% of net assets) expiring in less than one year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will have been deemed creditworthy in accordance with guidelines approved by the Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a specified future date and at an agreed upon price. Repurchase agreements, which may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase, are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund may enter into repurchase agreements without any limit if the repurchase agreements provide for payment within seven days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     SHORT SALES. The Fund may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security. As an OPERATING POLICY, the Fund's short sales are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. Securities sold short will be limited to securities listed on a national securities exchange. No securities will be sold short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets.

     LENDING OF PORTFOLIO SECURITIES. Like other mutual funds, the Fund may lend securities to broker-dealers or other institutions to earn additional income. The principal risk is the potential default, whether through insolvency or otherwise, of such a borrower in its obligation to return borrowed securities in a timely manner. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

          FUNDAMENTAL POLICY: The Fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of the value of the Fund's total assets.

     PORTFOLIO TRANSACTIONS. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains.

                          3.   THE TRUST AND THE FUND

                     ORGANIZATION OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND ORGANIZED?

     The Trust is a diversified, open-end, management investment company, commonly known as a mutual fund. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 8, 1994. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, the Trust is authorized to issue an unlimited number of shares which may be offered in separate series of shares corresponding to separate investment portfolios or funds having different investment objectives. The Trust is also authorized to offer shares of a series in separate classes.

     The Fund is a separate investment portfolio or series of shares of the Trust, which became available to investors on June 27, 1994. The Fund is the only Trust portfolio currently available. This prospectus relates to the Institutional Service Shares of the Fund. (See "Other Classes of Shares" in this prospectus.) The Institutional Service Shares are designed to meet the specific and unique needs of very high net worth individuals and institutional investors, such as: plan sponsors of both public and corporate defined benefit, defined contribution, profit sharing, 401(k) and other savings and/or retirement type plans; endowments, foundations and other eleemosynary institutions; banks and trust companies; investment advisory and asset management firms; third-party non-transactional fee fund programs; and other similar types of institutions and/or programs, either investing directly for their own accounts or for the accounts of others.

WHAT IS MEANT BY "SHARES"?

     As with all mutual funds, investors receive "shares" when they invest money in the Fund. These shares are part of the Trust's authorized capital stock. All shares in the Fund are issued without a par value, have equal voting rights and have no pre-emptive or conversion rights. Each share or fractional share entitles the shareholder to receive a proportional interest in the Fund's income and capital gain distributions, and to cast one vote per share on certain matters, including the election of Trustees, changes in fundamental investment policies and changes in the Fund's Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Fund does not issue share certificates.

DOES THE TRUST HAVE ANNUAL SHAREHOLDER MEETINGS?

     The Trust is not required to hold annual meetings of shareholders. However, the Trustees or the President may call meetings for action by shareholder vote. If the Trustees or President fail to call a meeting for a 30-day period after requested in writing to do so by the holders of 10% or more of the outstanding shares of the Trust, then such shareholders may call such meeting. If a meeting is held and you cannot attend, you can vote by proxy. Well before the meeting, the Trust will send you proxy materials explaining the issues to be decided and including a voting card for you to mail back to the Trust.

     Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust pursuant to which the Trust was organized contains an express disclaimer of shareholder liability for acts or obligations of each portfolio of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of a portfolio's property for any shareholder of such portfolio held personally liable for any of the portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a portfolio is limited to the unlikely circumstance in which the portfolio itself would be unable to meet its obligations.

     As of September 16, 1996, The Union Central Life Insurance Company was a "control person" of the Fund by virtue of its ownership of the Institutional Service Shares of the Fund. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), a "control person" possesses the ability to control the outcome of matters submitted for shareholder vote.

                      MANAGEMENT OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND MANAGED?

     Trustees. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of its Trustees.

     Investment Management. First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, OH 45240, is the investment adviser to the Fund. FSCM was organized on January 4, 1994, principally for purposes of sponsoring and managing the

Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives ("Representative(s)") to serve, in effect, as officers of the Adviser. Carillon is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the NASD. The Adviser is registered under the Investment Advisers Act of 1940.


     Portfolio Managers. Since May 21, 1996, Messrs. Steven R. Sutermeister and Gary R. Rodmaker have been primarily responsible for the day-to-day management of the Fund's investment portfolio. The portfolio managers have extensive experience in managing high yield investment portfolios. Mr. Sutermeister has been a Representative of FSCM since its organization in January 1994, and has also been a Vice President and Director of the Fixed Income Group of Carillon since September, 1990. In that capacity, Mr. Sutermeister oversees the management of over $3 billion in fixed income assets, and is personally responsible for the investment of nearly $200 million in high yield assets for various clients. In addition, Mr. Sutermeister serves as the portfolio manager of Carillon Bond Fund, another registered investment company that is advised by Carillon. Mr. Rodmaker, a Chartered Financial Analyst, is a senior member of the Fixed Income Group of Carillon. Mr. Rodmaker joined Carillon in 1990. In his present position, Mr. Rodmaker is responsible for managing $1.250 billion of corporate bonds, including investment grade securities, private placements and high yield bonds.


THE ADVISORY AGREEMENT

     The Adviser serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies and restrictions as set forth in this prospectus, the Combined Statement of Additional Information and the resolutions of the Trustees. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. It also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

     During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

THE ADVISORY FEE

     As full compensation for services furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). A general description of the Index is set forth in Appendix II to this prospectus.

     The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of 0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                                      ADVISORY FEE
               FUND PERFORMANCE                                     (AS % OF AVERAGE
          (NET OF FEES AND EXPENSES)                                   NET ASSETS)
          --------------------------                                ----------------
          Index Return + 10 percentage points or more...........          1.15%
          Index Return +  9.....................................          1.11
          Index Return +  8.....................................          1.07
          Index Return +  7.....................................          1.03
          Index Return +  6.....................................          0.99
          Index Return +  5.....................................          0.95
          Index Return +  4.....................................          0.91
          Index Return +  3.....................................          0.87
          Index Return +  2.....................................          0.83
          Index Return +  1.....................................          0.79
          Index Return    0.....................................          0.75
          Index Return -  1.....................................          0.71
          Index Return -  2.....................................          0.67
          Index Return -  3.....................................          0.63
          Index Return -  4.....................................          0.59
          Index Return -  5.....................................          0.55
          Index Return -  6.....................................          0.51
          Index Return -  7.....................................          0.47
          Index Return -  8.....................................          0.43
          Index Return -  9.....................................          0.39
          Index Return - 10 percentage points or more...........          0.35


     For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $73,369 (0.27%), following certain voluntary waivers. Absent the voluntary waivers undertaken by the Adviser, the Adviser would have been entitled to receive an advisory fee of $238,006 (0.87%), based on the Fund's performance for the fiscal year ended May 31, 1996, pursuant to the performance schedule above. Under the provisions of the Advisory Agreement, the Adviser is entitled to receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. At the present time, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%.

     The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined and the Index dropped by 27 percentage points, and the Fund's performance declined by 17 percentage points, the Fund would pay the maximum advisory fee.

THE SUB-ADVISER


     Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Adviser is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to the Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust.


THE SUB-ADVISORY AGREEMENT

     The Sub-Adviser serves pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement").

     Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser provides investment research and advice with respect to securities and investments and cash equivalents to the Fund. Research services provided by the Sub-Advisor include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities. Such supplemental research may be subject to additional analysis by the Adviser.

     Under the Sub-Advisory Agreement, the Sub-Adviser receives from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.

     The Sub-Advisory Agreement, which became effective on September 18, 1996, shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.

     The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.

     Prior to the implementation of the Sub-Advisory Agreement, the Adviser had entered into a Investment Service Agreement (the "Service Agreement") with the Trust and Union Central Life, which permitted the Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser paid Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than $65,000 per year or such other amount as was agreed to by the Adviser and Union Central Life. For the fiscal year ended May 31, 1996, the Adviser paid Union Central Life $65,000 pursuant to the Service Agreement. The Service Agreement was terminated on September 18, 1996.

     A more comprehensive description of the Advisory and Sub-Advisory Agreements is contained in the Combined Statement of Additional Information, and a copy of each Agreement is on file with and may be obtained from the SEC.

                          MANAGEMENT-RELATED SERVICES

     BISYS SERVICE AGREEMENTS. The Trust has entered into three management-related service agreements with affiliates of BISYS Fund Services, Inc., a Delaware corporation which is a wholly-owned subsidiary of The BISYS Group, Inc. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as Administrator of the Fund (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation and also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant (the "Fund Accountant") and additionally as the Trust's transfer and dividend disbursing agent (the "Transfer Agent"). BISYS Fund Services acts also as the Fund's Distributor or principal underwriter (the "Distributor") (see "Distribution Expenses -- The Distributor").

     Each of the "BISYS Companies" named herein has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The three service agreements between the Trust and the BISYS Companies are described immediately below. They are more fully described in the Combined Statement of Additional Information, and copies of such agreements are on file with and available from the SEC. The Distribution Agreement between the Fund and BISYS Fund Services is described below under the caption "Distribution Expenses -- The Distributor."

     ADMINISTRATOR. Pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"), the Administrator, BISYS Fund Services, subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Adviser, custodian, Transfer Agent and Fund Accountant pursuant to their respective agreements with the Trust. The Administrator is obligated to: maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services, and stationery and office supplies; prepare periodic reports to the SEC on Form N-SAR; assist the Trust or its designee in the preparation of, and file, the Fund's federal and state tax returns; assist the Trust in preparing Annual and Semi-Annual Reports to Shareholders and its Registration Statements; and keep and maintain certain financial accounts and records of the Fund. Partners, officers or employees of the Administrator may serve as officers or employees of the Trust, and those who do so will be compensated by the Administrator.

     For services rendered and expenses borne by the Administrator pursuant to the Administration Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at the annual rate of 0.20% of the Fund's average daily net assets. Currently, the Administrator is waiving that portion of such fee which exceeds 0.15%.

     FUND ACCOUNTANT. Pursuant to a Fund Accounting Agreement with the Trust (the "Accounting Agreement"), BISYS, as Fund Accountant, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund and calculating yield, dividends and capital gains distributions; and preparing security position, transaction and cash position reports.


     For such services, the Fund reimburses the Fund Accountant for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of pricing portfolio securities) and pays it a fee, computed daily and paid monthly, at the annual rate of 0.03% of the Fund's average daily net assets, provided, however, that such fee will not be less than $30,000. In addition, the Fund is subject to an annual fee of $10,000 per additional class.


     TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"), BISYS also acts as the Trust's transfer, dividend disbursing and redemption agent. BISYS provides certain shareholder and other services to the Trust, including: furnishing certain account and transaction information; providing mailing labels for the distribution to Fund shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reports; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

                                 FUND EXPENSES

     Under the Advisory, Administration, Fund Accounting and Transfer Agency Agreements, the Fund pays the service fees of, and/or reimburses certain expenses incurred by, the Adviser, Administrator, Fund Accountant and Transfer Agent. The expenses incurred in the operation of the Fund which are borne by the Fund include: taxes, interest and brokerage fees and commissions, if any; fees and expenses of Trustees who are not partners, officers, directors, shareholders or employees of the Adviser, the Administrator or the Distributor (see "Distribution Plan" and "The Distributor"); commission fees and state Blue Sky qualification and renewal fees and expenses; custodian fees (see "Custodian"); transfer and dividend disbursing agent's fees; certain insurance premiums; auditing and legal fees and expenses; fund accounting fees including pricing of portfolio securities; costs of maintenance of legal existence; typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Fund; costs of Trustees' and shareholders' reports and meetings; and any extraordinary expenses.

     LIMITATION ON FUND EXPENSES. If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, each of the Adviser and the Administrator will reimburse the Fund for a portion of such excess expenses, such portions being allocated in accordance with the ratio of the fees otherwise payable to each of the Adviser and the Administrator by the Fund under the Advisory and Administration Agreements, respectively. In the event one of the two agreements is not in effect, the party to the other agreement will reimburse the Fund for all excess expenses. The expense reimbursement obligation of each of the Adviser and the Administrator is limited for any fiscal year to the amount of its fees for such fiscal year, unless required otherwise under applicable state securities regulations. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets and 1.5% of net assets in excess of $100 million. Excluded from the computation of expenses are taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and certain distribution expenses.

                                NET ASSET VALUE

     The net asset value of Fund shares is determined once daily as of the close of regularly scheduled trading (normally 4:00 p.m., Eastern Standard Time) on the New York Stock Exchange (the "Exchange"), Monday through Friday, except that no determination is required on: (i) days on which the Exchange is closed or on which changes in the value of the Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by the Fund; or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the Exchange. The values of such securities used in computing the net asset value of Fund shares are generally determined as of such times.

     The net asset value per share of the Fund is computed by adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of Fund shares outstanding at such time. Securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

     Each of the Fund's two classes of shares will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such class, except that the Institutional Service Shares will not incur any of the expenses under the Rule 12b-1 Plan of the Summit High Yield Shares class.

     The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Summit High Yield Shares class will generally be lower than that of the Summit High Yield Institutional Service Shares class of the Fund because of the higher expenses borne by the shareholders of the Summit High Yield Shares class. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service expense differential between the classes.

                             DISTRIBUTION EXPENSES

     DISTRIBUTION PLAN. The Fund is authorized under the Trust's Distribution and Shareholder Service Plan (the "Plan"), adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, on behalf of the Institutional Service Shares, to use its assets to finance certain activities relating to the distribution of Institutional Service Shares to investors. The Plan is a "compensation" plan providing for the payment of a fixed percentage of the Institutional Service Shares' average net assets to finance distribution expenses. Under the Plan, the Fund pays monthly to BISYS Fund Services, as its principal underwriter, a distribution fee which may not exceed, on an annual basis, 0.25% of the Institutional Service Shares' average daily net assets.

     On July 7, 1992, the SEC approved amendments to Article III, Section 26 of the NASD Rules of Fair Practice, the NASD's maximum sales charge rule relating to mutual fund shares. The amendments, which took effect July 7, 1993, establish limits on all types of sales charges, whether front-end, deferred or asset-based. These amendments may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan. BISYS Fund Services will monitor the Fund for compliance with the amended NASD rule.

     The Plan authorizes BISYS Fund Services to use the distribution fee to pay, or reimburse expenses incurred by, banks, broker-dealers and other institutions which, pursuant to agreements with the Distributor, provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than shareholders in the Institutional Service Shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling the Institutional Service Shares, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor or any of its affiliates.

     The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. Such approval of the Plan was obtained on September 27, 1995.

     The Plan may not be amended so as to materially increase the amount of the distribution fee unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Summit High Yield Institutional Service Shares class. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

     THE DISTRIBUTOR. BISYS Fund Services serves as the Fund's Distributor or principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). BISYS Fund Services is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable. The Distributor will finance appropriate sales activities which it deems reasonable, including, but not limited to: advertising, compensation of underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders and printing and mailing sales literature. As compensation, the Distributor receives the distribution fee payable pursuant to the Plan (see "Distribution Plan"). In addition, the Distributor has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares.

                     UNDERSTANDING PERFORMANCE INFORMATION

     This section should help you understand the terms used to describe performance of both classes of shares of the Fund. You will come across them in shareholder reports you receive from the Fund as well as in advertisements and in the media. Information about a portfolio's performance is based on that portfolio's record up to a certain date and is not intended to indicate future performance.

     "TOTAL RETURN" tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Reinvesting distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for the Fund may include aggregate or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

     "AGGREGATE TOTAL RETURN" is the rate of return on an investment for a specified period before annualizing it. An aggregate return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

     "AVERAGE ANNUAL TOTAL RETURN" is the constant year-by-year return produced by the aggregate return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

     "YIELD" refers to the advertised or "SEC yield" found by determining the net income per share (as defined by the SEC) earned by the Fund during a 30-day base period, dividing this amount by the per-share price on the last day of the base period, and annualizing the result.

     Further information about the performance of the Summit High Yield Institutional Service Shares class of the Fund is included in the Fund's Annual Report dated May 31, 1996, which may be obtained without charge by contacting the Fund at 1-800-272-3442.

                  4.   INVESTING WITH SUMMIT INVESTMENT TRUST

                  HOW TO PURCHASE INSTITUTIONAL SERVICE SHARES

     Institutional Service Shares of the Fund are offered continuously for sale directly through the Distributor, BISYS Fund Services, or through securities dealers and banks which have established dealer agreements with the Distributor. You are encouraged to consult a registered financial representative for assistance in making an investment selection.

     The initial purchase of Institutional Service Shares must be at least $100,000. For purchases made in connection with 401(k) plans, 403(b) plans and other employer-sponsored, qualified retirement plans, as well as "wrap" type programs, non-transactional fee fund programs and other types of institutions, the minimum initial investment amount may be waived.

NOTE: The Fund is eligible as a vehicle for a wide range of retirement plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b) plans. For information on retirement plans, please consult your broker-dealer.

                      GENERAL METHODS OF PURCHASING SHARES

     By Mail. To make an initial account purchase, mail a check made or money order payable to "Summit High Yield Fund" with a completed "Institutional" Account Registration Form (copy enclosed with this prospectus) to:

                            Summit Investment Trust
                                  Dept. L-1358
                            Columbus, OH 43260-1358

     To purchase additional Institutional Service Shares for an existing account, please note your account number on the check or money order and return it with an account investment slip to the above address. "Institutional" Account Registration and other account forms may be obtained by calling the Trust at 1-800-272-3442.

     By Federal Funds Wire. Institutional Service Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, including the bank account number into which funds are to be wired, please contact the Trust at 1-800-272-3442.

     Through a Securities Dealer. You may purchase Institutional Service Shares by contacting a securities dealer having a selected dealer agreement or selling agreement with the Distributor.

     Orders for Institutional Service Shares of the Fund will be assigned the next closing price after receipt of the order by the Distributor. The securities dealer is responsible for transmitting such orders promptly to the Distributor. If the securities dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the dealer.

NOTE: In accordance with the Internal Revenue Service (the "IRS") regulations, the Fund may be required to withhold 31% of all reportable distributions from any account without a certified taxpayer or Social Security number on file. Omission of this information from the Account Registration Form may result in 31% penalty withholding on any taxable dividends, capital gain distributions or share redemptions, including shares redeemed as a result of an exchange.

                                  SHARE PRICE

     The public offering price of the Shares of the Class is the net asset value per share (next determined following receipt of an order).

                              SHAREHOLDER SERVICES

TRANSFER OF SHARES

     Shareholders may transfer Institutional Service Shares to family members and others at any time. Shareholders should consult their tax advisor concerning such transfers.

REDEMPTION OF SHARES

     Shareholders may redeem Institutional Service Shares in any amount and at any time at the Class' net asset value next determined after the request for redemption is received in proper order by the Fund. The Fund will normally send the proceeds on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. If the Institutional Service Shares to be redeemed were purchased by check or Automated Clearing House funds, redemption proceeds will be sent upon clearance of the purchase which may involve a delay for 15 days or more. Such delay may be avoided if shares are purchased by wire transfer of federal funds.

EXCHANGE PRIVILEGES

     Institutional Service Shares of the Fund may be exchanged for shares of two no-load money market portfolios of The ARCH Fund, Inc., namely, the ARCH Money Market Portfolio and the ARCH Treasury Money Market Portfolio (the "Money Market Funds"). The ARCH Fund, Inc. is an investment company for which BISYS Fund Services also serves as the distributor. Exchanges are not currently permitted between classes of shares of the Fund. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated on 60 days' written notice to shareholders. The exchange privilege is only available where the exchange may legally be made.

                      GENERAL METHODS OF REDEEMING SHARES

     By Mail. You may redeem Institutional Service Shares by mail by sending a written request for the redemption to the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the 1934 Act. The Transfer Agent reserves the right to reject any signature guarantee if: (i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(i) the redemption check is payable to the shareholder(s) of record; and (ii) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account registration form. There is no charge for having redemption requests mailed to a designated bank account.

     Through a Securities Dealer. You may sell your Institutional Service Shares by contacting a securities dealer having a dealer or selling agreement with the Distributor. (See "General -- Repurchase of Shares" in the Combined Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

MINIMUM ACCOUNT BALANCE

     The Trust reserves the right to involuntarily redeem your account any time the value of your account falls below $300 as a result of redemption. You will be notified in writing prior to the redemption and be allowed 60 days to make additional investments before the redemption is processed.

REDEMPTION-IN-KIND

     The Trustees reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund. See
"General -- Redemption-in-Kind" in the Combined Statement of Additional Information for more details.

                       ADDITIONAL SHAREHOLDER PRIVILEGES

     CERTAIN PRIVILEGES LISTED IN THIS SECTION MAY NOT BE OFFERED BY THE FUND IF YOU HOLD INSTITUTIONAL SERVICE SHARES WITH THE FUND IN THE "STREET NAME" OF A FINANCIAL INSTITUTION, OR IF THE ACCOUNT IS NETWORKED THROUGH NATIONAL SECURITIES CLEARING CORPORATION (NSCC).

AUTOMATIC WITHDRAWAL PLAN

     You may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to maintain a minimum account value of $10,000 at all times, and the minimum withdrawal amount is $100.

     The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and the Distributor reserves the right to initiate a fee upon 30 days' written notice to the shareholder.

TELEPHONE TRANSACTIONS

     Shareholders are permitted to request exchanges and/or redemptions by telephone. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request an exchange or redemption by telephone, a shareholder must elect the option on the Account Registration Form. (If a shareholder does not initially elect an option on the Account Registration Form, the shareholder may request authorization by executing an appropriate authorization form provided by the Trust upon request.) The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number and, if not available, their social security number. For the shareholders' and the Trust's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors may mail their requests to the Trust.

     Telephone Exchanges. You may authorize your account for telephone exchanges by completing the appropriate portion of the Account Registration Form. By electing this option you may exchange Institutional Service Shares of the Fund by calling the Fund. Requests will be processed on the same day as receipt of the telephone call if the request is made before the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).

     Telephone Redemptions. You may request the option to redeem Institutional Service Shares by telephone by completing the appropriate portion of the Account Registration Form. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Trust prior to the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).

     Payment for Institutional Service Shares will be made by federal wire or by mail as specified by you on the Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to your bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS:

     The Fund declares and pays income dividends monthly. If the Fund has net capital gains (after subtracting any capital losses) they are declared and paid at least annually. Dividend and capital gain distributions are reinvested in additional Institutional Service Shares unless you select another option on your Account Registration Form.

TAX INFORMATION:

     You should be aware of the possible tax consequences when the Fund makes a distribution to your account, or when you sell Institutional Service Shares. In addition to federal taxes, you may also be subject to state taxes. No attempt is here made to discuss state tax consequences, and accordingly you should consult your own tax adviser. Note: The following summary does not apply to retirement accounts, such as IRAs or Keoghs, which are tax-deferred until you withdraw money from them.

     TAXES ON FUND DISTRIBUTIONS. In January, the Trust will send you information indicating the federal tax status of dividends and capital gain distributions in your Fund account.

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and will distribute substantially all of its net income and gains to shareholders. All distributions are taxable to shareholders for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31.

     Distributions are taxable whether reinvested in additional Institutional Service Shares or received in cash.

     Distributions from net income and short-term capital gains are taxable as ordinary income, and long-term capital gains are taxable at the applicable rate for long-term capital gains. The gain is long- or short-term depending on how long the Fund held the securities, not how long you held shares in the Fund.

     BUYING A DIVIDEND. On the record date for a distribution from capital gains, the Fund's share price is reduced by the amount of the distribution. If Institutional Service Shares are bought immediately before the record date ("buying a dividend"), you will pay the full price for the Institutional Service Shares. You will receive a portion of the Institutional Service Shares' price back as a taxable distribution. A similar result may occur with regard to distributions from net income.

     TAXES ON YOUR FUND TRANSACTIONS. When you sell Institutional Service Shares of the Fund, you may realize a gain or loss. An exchange from one fund to another is treated as a sale for tax purposes. In January, the Trust will send you information indicating the date and amount of each sale of Institutional Service Shares of the Fund that you made during the prior year. A copy is filed with the IRS.

     You may calculate the cost basis of the Institutional Service Shares of the Fund you sold using the average cost of the Institutional Service Shares or other methods acceptable to the IRS, such as "specific identification." To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions during the year.

     At year-end the Trust will also send you any additional information you need to determine your taxes, such as the sources of Fund income.

                    OBTAINING INFORMATION ON YOUR INVESTMENT

CONFIRMATION OF SHARE TRANSACTIONS AND DIVIDEND PAYMENTS

     Every shareholder will receive a confirmation of each new transaction in his or her Fund account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Automatic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Service Shares will not be issued.

SHAREHOLDER INQUIRIES

     Please direct any questions or requests that you may have concerning the Trust or your Fund account by writing to Summit Investment Trust, 3435 Stelzer Road, Columbus, OH 43219, or by calling the Trust at 1-800-272-3442.

                            OTHER CLASSES OF SHARES

     In addition to offering the Institutional Service Shares, the Fund also offers the Summit High Yield Shares class, which is described in a separate prospectus relating to that class of shares and is available for purchase by retail investors. Shares of the Summit High Yield Shares class are subject to a front-end sales charge and a 12b-1 fee, which may affect the performance of the class. To obtain a prospectus for the class, or to obtain other information, contact BISYS Fund Services by writing to the address or by calling the telephone number listed on the cover of this prospectus.

                                   APPENDIX I

                                  BOND RATINGS

     The following is a description of the bond rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"):

MOODY'S CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's also supplies numerical indicators 1, 2, 3 to rating categories.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

FITCH'S CORPORATE BOND RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds are in imminent default in payment of interest or principal.

     DDD, DD and D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                                  APPENDIX II

          DESCRIPTION OF THE SALOMON BROTHERS HIGH YIELD MARKET INDEX

     The Salomon Brothers High Yield Market Index (the "Index") is an index of high yield corporate debt securities, which at May 31, 1996, included 1,013 issues with an aggregate par value of $200.9 billion and an aggregate market value of $193.8 billion. The securities comprising the Index include all public, nonconvertible high yield issues which are rated by at least one rating agency as below investment grade (BB or less) or which are unrated but of below investment grade quality. Other criteria include issue size of at least $50 million, at least one year remaining to maturity, and issues must be considered "current pay" (not in default). Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade are included in the Index subject to the same criteria. All securities that go into default after inclusion in the Index are deleted from the Index. All additions to and deletions from the Index occur after month-end and are made at market prices. On May 31, 1996, of the 1,013 issues comprising the Index, 941 (91.9% of market value) were cash-paying issues not in default and 72 issues (8.1% of market value) were zero-coupon, deferred interest or step-up coupons not in default. The Index is calculated and published monthly by Salomon Brothers Fixed Income Index Group.

               TABLE OF CONTENTS


RISK FACTORS - SPECIAL SUMMARY................    2
1.   ABOUT THE SUMMIT HIGH YIELD FUND.........    4
     Transaction Costs and Fund Expenses......    4
     Financial Highlights.....................    6
     Fund and Market Characteristics/Risk
     Factors..................................    7

2.   INVESTMENT POLICIES, PRACTICES AND
     RISKS....................................    8
     Types of Portfolio Securities............    9
     Types of Fund Management Practices.......   15

3.   THE TRUST AND THE FUND...................   18
     Organization of the Trust and the Fund...   18
     Management of the Trust and the Fund.....   19
     Management-Related Services..............   23
     Fund Expenses............................   24
     Net Asset Value..........................   25
     Distribution Expenses....................   26
     Understanding Performance Information....   27

4.   INVESTING WITH SUMMIT INVESTMENT TRUST...   28
     How to Purchase Institutional Service
     Shares...................................   28
     General Methods of Purchasing Shares.....   28
     Share Price..............................   29
     Shareholder Services.....................   29
     General Methods of Redeeming Shares......   30
     Additional Shareholder Privileges........   30
     Distributions and Taxes..................   31
     Obtaining Information on Your
     Investment...............................   32
     Other Classes of Shares..................   33

APPENDIX I -- Bond Ratings....................   34

APPENDIX II -- Description of The Salomon
                  Brothers High Yield Market
                  Index.......................   36

             ----------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S COMBINED STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE TRUST, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND, THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          ----------------------------

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

               -------------------------------------------------
                                INSTITUTIONAL
                                [SUMMIT LOGO]

                                  MANAGED BY
                       FIRST SUMMIT CAPITAL MANAGEMENT

               -------------------------------------------------


                            SUMMIT HIGH YIELD FUND
                                INSTITUTIONAL
                                SERVICE SHARES


                                    CLASS



               -------------------------------------------------
                       PROSPECTUS AS OF OCTOBER 1, 1996,

                      AS SUPPLEMENTED ON OCTOBER 31, 1996

                           SUMMIT INVESTMENT TRUST

                            Summit High Yield Fund

   Supplement to Statement of Additional Information dated October 1, 1996


        Under the heading "Total Return Performance" on page 49 of the Statement of Additional Information, please delete the last two sentences of the second paragraph and replace with the following:

        The aggregate total return, after the deduction of the front-end sales charge for the same period, for the Summit High Yield Shares class was 14.88% and 5.03%, respectively. Based on the foregoing calculation, the aggregate total return for the period from January 19, 1996 through May 31, 1996 for the Summit High Yield Institutional Service Shares class 20.16%. Pursuant to applicable regulation, total return may be shown for the Summit High Yield Institutional Service Shares class for periods prior to the commencement of operations of the class, by taking the performance of the Summit High Yield Shares class and adjusting it to reflect the elimination of the front-end sales charge. However, for those periods prior to commencement of operations, no adjustment would be permitted to be made to eliminate the impact of Rule 12b-1 payments, and performance would have been affected had such adjustments been made.


October 31, 1996